UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03712

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc. 14

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	2/28/2018

Date of reporting period:	2/28/2018

Item 1 – Reports to Stockholders

     PRUDENTIAL GOVERNMENT INCOME FUND

ANNUAL REPORT

FEBRUARY 28, 2018

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Seek high current return

Highlights (unaudited)

•	The Fund benefited from its curve positioning strategy, as the Fund was positioned to benefit from a flatter yield curve.

•	Sector allocations added to relative performance, highlighted by an overweight (holding a larger percentage of securities than the Bloomberg Barclays US Government Bond Index) in commercial mortgage-backed securities.

•	The Fund was hurt by the active management of its duration positioning. The Fund was positioned for long duration, as rates rose at the beginning of 2018; this positioning detracted from performance.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings is for the period covered by this report and is subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved renaming the Fund’s Class Q shares as Class R6 shares, effective on June 11, 2018. The renaming of Class Q shares as Class R6 shares will not result in any changes to pricing, eligibility, or shareholder rights and obligations. The renamed Class R6 shares will not be exchangeable with Class R6 shares of the Prudential Day One Funds or the Prudential 60/40 Allocation Fund.

- Not part of the Annual Report -

Prudential Government Income Fund	3

PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), each Fund’s Class A, Class C, Class R and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Funds as new additions to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Funds.

In addition, on or about the Effective Date, the Class R shares of each Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z or Class Q shares of the Funds, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Funds’ Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

- Not part of the Annual Report -

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However, the following new investors may continue to purchase Class A, Class C, Class R and Class Z shares of a Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in a Fund will be permitted to purchase such share classes.
•	Plan participants in a group retirement plan that offers Class A, Class C, Class R or Class Z shares of a Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.
•	Certain new group retirement plans will be permitted to offer such share classes of a Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.
•	New group retirement plans that combine with, replace or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Funds also reserve the right to refuse any purchase order that might disrupt management of a Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

- Not part of the Annual Report -

Prudential Government Income Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for Prudential Government Income Fund informative and useful. The report covers performance for the 12-month period ended February 28, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds will be renamed from Prudential to PGIM Funds. Renaming our funds is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name is changing. Your Fund’s management and operation, along with the Fund’s symbols, will remain the same.*

Over the reporting period, global economic growth continued its positive momentum, and central banks gradually tightened monetary policy. The US economy experienced moderate expansion and robust employment levels.

Equity returns were solid, due to healthy earnings expectations and the anticipated impact from tax reform. Global equities, including emerging markets, generally posted strong returns. US equities soared on new regulatory policy and revised corporate tax legislation. However, late in the period volatility arose on jitters over inflation and rising interest rates, tariffs, and a potential trade war.

In bond markets, US Treasury yields rose across both short and longer maturities. European bonds followed and often led during the period. In Japan, policy stance kept yields considerably lower. US corporate bonds handily outpaced Treasuries. Although most bond market sectors delivered positive returns, a great deal of gains were erased at the end of the period. Shortly afterward, the Federal Reserve hiked interest rates for the sixth time since 2015, based on confidence in the economy.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Government Income Fund

April 16, 2018

*Note: The Prudential Day One Funds will not be changing their names.

Prudential Government Income Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 2/28/18 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–5.08	–0.11	2.57	—
Class B	–6.26	–0.15	2.27	—
Class C	–2.35	0.06	2.33	—
Class R	–0.88	0.54	2.79	—
Class Z	–0.36	1.07	3.31	—
Class Q	–0.19	N/A	N/A	–1.66 (8/9/16)
Bloomberg Barclays US Government Bond Index	–0.52	0.91	2.68	—
Bloomberg Barclays US Aggregate ex-Credit Index	–0.20	1.25	3.09	—
Lipper General US Government Funds Average	–0.74	0.57	2.47	—

	Average Annual Total Returns as of 2/28/18 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–0.61	0.82	3.05	—
Class B	–1.40	0.04	2.27	—
Class C	–1.38	0.06	2.33	—
Class R	–0.88	0.54	2.79	—
Class Z	–0.36	1.07	3.31	—
Class Q	–0.19	N/A	N/A	–1.66 (8/9/16)
Bloomberg Barclays US Government Bond Index	–0.52	0.91	2.68	—
Bloomberg Barclays US Aggregate ex-Credit Index	–0.20	1.25	3.09	—
Lipper General US Government Funds Average	–0.74	0.57	2.47	—

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Government Income Fund (Class Z shares) with a similar investment in the Bloomberg Barclays US Government Bond Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (February 29, 2008) and the account values at the end of the current fiscal year (February 28, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class B, Class C, Class R, and Class Q shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the class’ inception date.

Prudential Government Income Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A*	Class B**	Class C*	Class R*	Class Z*	Class Q***
Maximum initial sales charge	4.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5) 1.00% (Yr. 6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00% up to $3 billion, 0.80% next $1 billion, and 0.50% over $4 billion	1.00%	0.75% (0.50% currently)	None	None

*Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the ‘PRUDENTIAL FUNDS-UPDATE” on page 3 of this report for more information.

**Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

***Class Q shares will be renamed as Class R6 shares effective on June 11, 2018. Please see the “PRUDENTIAL FUNDS-UPDATE” on page 3 of this report for more information.

Benchmark Definitions

Bloomberg Barclays US Government Bond Index—The Bloomberg Barclays US Government Bond Index is an unmanaged index of securities issued or backed by the US government, its agencies, and instrumentalities with between one and 30 years remaining to maturity. It gives a broad look at how US government bonds have performed. The average annual total returns for the Index through 2/28/18 measured from the month-end closest to the inception date of the Fund’s Class Q shares is –2.65%.

Bloomberg Barclays US Aggregate ex-Credit Index—The Bloomberg Barclays US Aggregate ex-Credit Index is an unmanaged index that represents securities that are SEC registered, taxable, and dollar denominated. The Index covers the US investment-grade fixed rate bond market, with index components for government and

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corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis. The average annual total returns for the Index through 2/28/18 measured from the month-end closest to the inception date of the Fund’s Class Q shares is –1.78%.

Lipper General US Government Funds Average—The Lipper General US Government Funds Average (Lipper Average) is based on the average return of all funds in the Lipper General US Government Funds universe for the periods noted. Funds in the Lipper Average invest primarily in US government and agency issues. The average annual total returns for the Lipper Average through 2/28/18 measured from the month-end closest to the inception date of the Fund’s Class Q shares is –2.67%.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Credit Quality expressed as a percentage of total investments as of 2/28/18 (%)
AAA	97.9
AA	1.2
A	1.0
Not Rated	0.9
Cash/Cash Equivalents	–1.0
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature used by both S&P and Fitch. These ratings agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO and may include derivative instruments that could have a negative value. Credit ratings are subject to change. Values may not sum to 100% due to rounding.

Prudential Government Income Fund	11

Your Fund’s Performance (continued)

Distributions and Yields as of 2/28/18
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.21	1.88	1.88
Class B	0.13	0.91	–2.99
Class C	0.13	1.03	1.03
Class R	0.18	1.59	1.34
Class Z	0.23	2.25	2.25
Class Q	0.25	2.36	2.36

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential Government Income Fund’s Class Z shares returned –0.36% during the 12-month reporting period that ended February 28, 2018. The Fund outperformed the –0.52% return of the Bloomberg Barclays US Government Bond Index during the period, but underperformed the –0.20% return of the Bloomberg Barclays US Aggregate-ex Credit Index, neither of which include the effect of mutual fund operating expenses. In addition, the Fund outperformed the –0.74% return of the Lipper General US Government Funds Average.

What were market conditions?

•	During the second quarter of 2017, developed markets central banks shifted towards tighter monetary policies. In the US, the front end of the Treasury yield curve rose as the Federal Reserve (Fed) hiked short-term interest rates in June and set the stage to start tapering its balance sheet by the end of the calendar year. US agency mortgage-backed securities (MBS) underperformed other high-quality spread sectors as net supply increased and outright buyers, such as banks and overseas investors, seemed willing to wait for better entry points to add exposure. Spread sectors are agency MBS, corporate bonds, emerging markets debt, and other types of debt securities that provide extra yield (spread) over similar-duration government bond sectors to compensate for the greater credit risk associated with investing in them.

•	Developed markets interest rates rose at the beginning of the third quarter after European Central Bank President Mario Draghi stated that “we can be more assured about the return of inflation to our objective than we were a few years ago.” In the US, prospects for further monetary policy tightening arrived as the Fed announced it would start trimming its balance sheet in October. The August US inflation report broke a multi-month streak of weaker-than-expected readings. This news, along with a hawkish Fed, lifted market expectations for a rate hike in December 2017. (Hawkish suggests higher interest rates.) Agency MBS benefited from favorable supply and demand dynamics, as investors underweighted the sector prior to the Fed’s tapering announcement and then sought to increase their positions amid strong buying by banks and in light of the Fed’s sizable reinvestment needs.

•	In the fourth quarter, US economic growth accelerated, increasing an estimated 2.3% in 2017 from 1.5% in 2016. A rebound in corporate profits, US dollar weakening, and broad-based, synchronized economic growth among US trading partners contributed to the economic improvement. Meanwhile, strong consumer spending was supported by a drop in the household saving rate over the past two years and a modest pick-up in borrowing. In December, the Fed raised short-term interest rates, as had been anticipated by the markets. Within agency MBS, 3.0% and 3.5% coupons performed well during the fourth quarter, largely because of strong buying by banks and due to taxable bond mutual fund inflows. Prepayment speeds remained contained, as they had through most of 2017, given that mortgage interest rates increased only slightly.

Prudential Government Income Fund	13

Strategy and Performance Overview (continued)

•	In January 2018, the US Treasury yield curve flattened, with short-term yields rising more than long-term yields. Stronger-than-expected economic data, increased consumer confidence, and elevated equity performance contributed to the broad increase in interest rates.

•	During February, the US Treasury yield curve steepened as long-term yields rose more than short-term yields. Stronger-than-expected economic data, particularly average hourly earnings and inflation, and the perceived hawkishness of new Fed Chair Jerome Powell, based on his congressional testimony, contributed to the increase in interest rates.

•	For the reporting period overall, corporate bonds broadly outpaced Treasuries, which slightly outperformed agency MBS. Although most bond market sectors delivered positive returns during the period, significant gains were erased due to volatility during January and February.

What worked?

•	The Fund benefited from its curve positioning strategy, as the Fund was positioned to benefit from a flatter yield curve. A curve positioning strategy attempts to gain from changes in the Treasury yield curve.

•	Sector allocations added to relative performance, highlighted by an overweight in commercial mortgage-backed securities.

What didn’t work?

•	The Fund was hurt by the active management of its duration positioning. (Duration measures the approximate price volatility of a bond portfolio for a given change in interest rates.) The Fund was positioned for long duration, as rates rose at the beginning of 2018; this detracted from performance. Over the reporting period the Fund was positioned between a short duration position of 0.3 years and a long duration position of 0.8 years. At period end, it held a long duration position of 0.2 years.

•	Positioning in municipal securities slightly detracted from performance.

Did the Fund use derivatives, and how did they affect performance?

•	The Fund held futures contracts on US Treasury securities and interest rate swaps to help manage the portfolio’s duration and yield curve exposure, which reduced its sensitivity to changes in the levels of interest rates. Overall, this strategy had a positive impact on performance during the reporting period.

Current outlook

•

Following exceptionally strong private-sector demand in the fourth quarter of 2017, first-quarter 2018 economic growth was tracking at a little less than 2%. PGIM Fixed Income thinks that some of the softness, which may prove temporary, is likely due to a

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hurricane-related surge in demand during the fourth quarter and could also be similar to the pattern of first-quarter economic weakness seen in three out of the last four years.

•	At the end of the reporting period, PGIM Fixed Income believed the tax cuts had begun to take effect, which could boost household disposable income and create more incentives, on the margin, for companies to invest. Also, PGIM Fixed Income expects the tax law, combined with increased government spending following a two-year budget deal, to lift US economic growth from an estimated 2.3% in 2017 to 2.9% in 2018.

•	In PGIM Fixed Income’s opinion, inflation is expected to firm in the first half of 2018 and to remain capped near 2% by the second half of the year. This view is based on continued competitive pressures in many industries, global production capacity, ongoing disinflation pressures from technology and demographics, and already-elevated household indebtedness.

•	PGIM Fixed Income thinks the combination of fiscal stimulus and firming inflation is likely to keep the Fed on a trajectory of three to four rate hikes in 2018. In congressional testimony near the end of the period, Fed Chair Powell noted that previous headwinds have turned into tailwinds for the US economy. However, unforeseen negative shocks could affect the Fed’s projections, in PGIM Fixed Income’s view.

Prudential Government Income Fund	15

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended February 28, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account

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over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Government Income Fund		Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$972.10	1.00%	$4.89
	Hypothetical	$1,000.00	$1,019.84	1.00%	$5.01
Class B	Actual	$1,000.00	$968.10	1.83%	$8.93
	Hypothetical	$1,000.00	$1,015.72	1.83%	$9.15
Class C	Actual	$1,000.00	$968.20	1.81%	$8.83
	Hypothetical	$1,000.00	$1,015.82	1.81%	$9.05
Class R	Actual	$1,000.00	$970.70	1.30%	$6.35
	Hypothetical	$1,000.00	$1,018.35	1.30%	$6.51
Class Z	Actual	$1,000.00	$973.30	0.74%	$3.62
	Hypothetical	$1,000.00	$1,021.12	0.74%	$3.71
Class Q	Actual	$1,000.00	$974.00	0.59%	$2.89
	Hypothetical	$1,000.00	$1,021.87	0.59%	$2.96

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2018, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential Government Income Fund	17

Schedule of Investments

as of February 28, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 99.7%

ASSET-BACKED SECURITIES 5.1%

Collateralized Loan Obligations 5.1%
Battalion CLO Ltd., Series 2014-7A, Class A1R, 144A, 3 Month LIBOR + 1.190% (original cost $1,250,000; purchased 03/22/17)(f)	2.921	%(c)	10/17/26	1,250	$1,252,555
BlueMountain CLO Ltd., Series 2015-1A, Class A1R, 144A, 3 Month LIBOR + 1.330%	3.052	(c)	04/13/27	1,250	1,250,729
Carlyle Global Market Strategies CLO Ltd., Series 2014-2A, Class AR, 144A, 3 Month LIBOR + 1.250%	3.089	(c)	05/15/25	1,000	1,000,951
Eaton Vance CLO Ltd., Series 2014-1A, Class AR, 144A, 3 Month LIBOR + 1.200%	2.922	(c)	07/15/26	4,500	4,509,364
Flagship CLO Ltd., Series 2014-8A, Class AR, 144A, 3 Month LIBOR + 1.250%	2.972	(c)	01/16/26	4,500	4,504,764
Jackson Mill CLO Ltd., Series 2015-1A, Class A, 144A, 3 Month LIBOR + 1.540%	3.262	(c)	04/15/27	1,750	1,755,226
KVK CLO Ltd., Series 2014-1A, Class A1R, 144A, 3 Month LIBOR + 1.300%	3.139	(c)	05/15/26	5,000	5,017,204
Limerock CLO LLC, Series 2014-3A, Class A1R, 144A, 3 Month LIBOR + 1.200%	2.945	(c)	10/20/26	2,450	2,455,197

					21,745,990

Small Business Loan 0.0%
Small Business Administration Participation Certificates, Series 1998-20I, Class 1	6.000		09/01/18	88	88,842

TOTAL ASSET-BACKED SECURITIES (cost $21,747,883)					21,834,832

COMMERCIAL MORTGAGE-BACKED SECURITIES 15.8%
Bank, Series 2017-BNK5, Class A3	3.020		06/15/60	3,600	3,521,057
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A3	3.515		09/10/58	2,500	2,514,206
Deutsche Bank Commercial Mortgage Trust, Series 2017-C6, Class A3	3.269		06/10/50	3,600	3,578,867
Fannie Mae-Aces, Series 2012-M2, Class A2	2.717		02/25/22	270	268,601
Series 2014-M2, Class A2	3.513	(cc)	12/25/23	3,950	4,037,343
Series 2015-M1, Class AB2	2.465		09/25/24	772	725,665
Series 2015-M17, Class A2	2.938	(cc)	11/25/25	2,900	2,861,498
Series 2016-M11, Class A2	2.369	(cc)	07/25/26	2,600	2,442,907
Series 2016-M13, Class A2	2.477	(cc)	09/25/26	4,400	4,150,745

See Notes to Financial Statements.

Prudential Government Income Fund	19

Schedule of Investments (continued)

as of February 28, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Multifamily Structured Pass-Through Certificates,
Series K008, Class X1, IO	1.531	%(cc)	06/25/20	23,119	$659,955
Series K019, Class X1, IO	1.673	(cc)	03/25/22	25,150	1,401,249
Series K020, Class X1, IO	1.424	(cc)	05/25/22	14,228	697,141
Series K021, Class X1, IO	1.463	(cc)	06/25/22	15,462	796,764
Series K025, Class X1, IO	0.867	(cc)	10/25/22	39,813	1,309,980
Series K038, Class A2	3.389		03/25/24	6,800	6,930,638
Series K041, Class A2	3.171		10/25/24	6,000	6,034,093
Series K044, Class A2	2.811		01/25/25	5,000	4,911,957
Series K060, Class AM	3.300	(cc)	10/25/26	3,860	3,857,820
Series K064, Class AM	3.327	(cc)	03/25/27	2,100	2,098,489
Series K068, Class AM	3.315		08/25/27	3,200	3,187,318
Series K151, Class A3	3.511		04/25/30	900	913,962
Series K710, Class X1, IO	1.731	(cc)	05/25/19	12,038	183,587
Series K711, Class X1, IO	1.681	(cc)	07/25/19	12,009	188,062
Series KS03, Class A4	3.161	(cc)	05/25/25	4,000	3,963,998
JPMBB Commercial Mortgage Securities Trust, Series 2016-C1, Class A3	3.515		03/15/49	2,500	2,483,293
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4	2.694		04/15/46	867	853,349
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A3	2.834		05/15/46	1,000	984,229
Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class A3	3.572		09/15/58	2,500	2,519,468

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $70,018,402)					68,076,241

CORPORATE BONDS 2.0%

Diversified Financial Services
Private Export Funding Corp., Sr. Unsec’d. Notes, 144A	2.650		02/16/21	3,185	3,179,060
CDP Financial, Inc. (Canada), Gtd. Notes, 144A	3.150		07/24/24	470	471,318
Private Export Funding Corp.,
U.S. Gov’t. Gtd. Notes	4.300		12/15/21	2,660	2,811,019
U.S. Gov’t. Gtd. Notes	3.550		01/15/24	2,085	2,163,855

TOTAL CORPORATE BONDS (cost $8,750,975)					8,625,252

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS 0.3%

California 0.1%
California Educational Facilities Authority, Revenue Bonds, BABs	5.000%		06/01/46	275	$355,058

Texas 0.2%
University of Texas System (The), Revenue Bonds, BABs	5.000		08/15/47	610	765,562

TOTAL MUNICIPAL BONDS (cost $1,133,387)					1,120,620

RESIDENTIAL MORTGAGE-BACKED SECURITIES 0.1%
Merrill Lynch Mortgage Investors Trust, Series 2003-E, Class A1, 1 Month LIBOR + 0.620%	2.241	(c)	10/25/28	70	68,465
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3	3.680	(cc)	02/25/34	323	325,139

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $394,100)					393,604

U.S. GOVERNMENT AGENCY OBLIGATIONS 42.6%
Federal Home Loan Mortgage Corp.	3.000		11/01/46	984	954,748
Federal Home Loan Mortgage Corp.	3.000		12/01/30	790	787,052
Federal Home Loan Mortgage Corp.	3.000		12/01/46	968	939,179
Federal Home Loan Mortgage Corp.	4.000		05/01/46	2,385	2,453,440
Federal Home Loan Mortgage Corp.	4.000		08/01/46	454	466,823
Federal Home Loan Mortgage Corp.	1.625		09/29/20	800	784,638
Federal Home Loan Mortgage Corp.	2.000		01/01/32	326	309,930
Federal Home Loan Mortgage Corp.	2.375		02/16/21	2,270	2,261,404
Federal Home Loan Mortgage Corp.	2.500		03/01/30	1,333	1,300,703
Federal Home Loan Mortgage Corp.	3.000		10/01/28	278	278,046
Federal Home Loan Mortgage Corp.	3.000		06/01/29	797	794,213
Federal Home Loan Mortgage Corp.	3.000		01/01/37	1,595	1,575,271
Federal Home Loan Mortgage Corp.	3.000		04/01/43	1,855	1,812,224
Federal Home Loan Mortgage Corp.	3.000		11/01/46	1,192	1,156,126
Federal Home Loan Mortgage Corp.	3.000		01/01/47	4,848	4,699,922
Federal Home Loan Mortgage Corp.MTN	3.208	(s)	12/11/25	1,100	863,942
Federal Home Loan Mortgage Corp.	3.500		08/01/26	476	485,568
Federal Home Loan Mortgage Corp.	3.500		01/01/27	247	251,729
Federal Home Loan Mortgage Corp.	3.500		06/01/42	1,950	1,958,803
Federal Home Loan Mortgage Corp.	3.500		06/01/43	1,409	1,415,009
Federal Home Loan Mortgage Corp.	4.000		06/01/26	172	178,962
Federal Home Loan Mortgage Corp.	4.000		09/01/26	425	442,078
Federal Home Loan Mortgage Corp.	4.000		11/01/39	1,347	1,392,166

See Notes to Financial Statements.

Prudential Government Income Fund	21

Schedule of Investments (continued)

as of February 28, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp.	4.000%	09/01/40	923	$953,439
Federal Home Loan Mortgage Corp.	4.000	12/01/40	716	740,068
Federal Home Loan Mortgage Corp.	4.000	12/01/40	508	524,622
Federal Home Loan Mortgage Corp.	4.000	04/01/42	1,776	1,825,794
Federal Home Loan Mortgage Corp.	4.000	12/01/46	486	499,998
Federal Home Loan Mortgage Corp.	4.500	09/01/39	2,019	2,131,766
Federal Home Loan Mortgage Corp.	5.000	06/01/33	859	927,200
Federal Home Loan Mortgage Corp.	5.000	03/01/34	85	91,522
Federal Home Loan Mortgage Corp.	5.000	05/01/34	1,125	1,211,981
Federal Home Loan Mortgage Corp.	5.000	05/01/34	94	100,627
Federal Home Loan Mortgage Corp.	5.500	05/01/37	138	151,275
Federal Home Loan Mortgage Corp.	5.500	01/01/38	121	132,448
Federal Home Loan Mortgage Corp.	6.000	12/01/33	68	77,218
Federal Home Loan Mortgage Corp.	6.000	09/01/34	150	166,831
Federal Home Loan Mortgage Corp.	6.500	09/01/32	159	179,597
Federal Home Loan Mortgage Corp.	6.500	09/01/32	54	60,426
Federal Home Loan Mortgage Corp.	7.000	09/01/32	32	33,415
Federal Home Loan Mortgage Corp.	8.000	03/01/22	15	14,658
Federal Home Loan Mortgage Corp.	8.000	08/01/22	3	3,065
Federal Home Loan Mortgage Corp.	8.500	09/01/19	2	1,735
Federal Home Loan Mortgage Corp.	9.000	01/01/20	2	2,019
Federal National Mortgage Assoc.	3.000	01/01/31	447	445,782
Federal National Mortgage Assoc.	3.000	01/01/32	430	428,395
Federal National Mortgage Assoc.	3.000	08/01/43	699	682,219
Federal National Mortgage Assoc.	1.000	10/24/19	5,000	4,898,740
Federal National Mortgage Assoc.	2.000	08/01/31	691	657,266
Federal National Mortgage Assoc.	2.375	01/19/23	1,435	1,412,383
Federal National Mortgage Assoc.	2.500	08/01/28	874	858,567
Federal National Mortgage Assoc.	2.500	11/01/31	483	471,696
Federal National Mortgage Assoc.	2.500	02/01/43	350	328,474
Federal National Mortgage Assoc.	2.500	12/01/46	1,523	1,423,655
Federal National Mortgage Assoc.	3.000	TBA	1,000	968,591
Federal National Mortgage Assoc.	3.000	01/01/27	825	826,818
Federal National Mortgage Assoc.	3.000	08/01/28	1,541	1,539,815
Federal National Mortgage Assoc.	3.000	02/01/31	3,221	3,209,874
Federal National Mortgage Assoc.	3.000	11/01/32	500	498,296
Federal National Mortgage Assoc.	3.000	01/01/33	553	550,618
Federal National Mortgage Assoc.	3.000	01/01/33	400	398,638
Federal National Mortgage Assoc.	3.000	02/01/33	670	667,773
Federal National Mortgage Assoc.	3.000	03/01/33	6,500	6,477,861
Federal National Mortgage Assoc.	3.000	11/01/36	1,768	1,746,013
Federal National Mortgage Assoc.	3.000	12/01/42	1,452	1,418,318
Federal National Mortgage Assoc.	3.000	02/01/43	978	955,217

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	3.000%	03/01/43	514	$501,548
Federal National Mortgage Assoc.	3.000	04/01/43	890	869,016
Federal National Mortgage Assoc.	3.000	05/01/43	1,315	1,284,218
Federal National Mortgage Assoc.	3.000	06/01/43	1,031	1,007,107
Federal National Mortgage Assoc.	3.000	06/01/43	467	455,951
Federal National Mortgage Assoc.	3.000	07/01/43	2,865	2,796,781
Federal National Mortgage Assoc.	3.000	01/01/47	988	957,768
Federal National Mortgage Assoc.	3.500	TBA	1,500	1,497,170
Federal National Mortgage Assoc.	3.500	09/01/26	304	309,357
Federal National Mortgage Assoc.	3.500	03/01/27	734	747,070
Federal National Mortgage Assoc.	3.500	10/01/41	3,012	3,026,048
Federal National Mortgage Assoc.	3.500	12/01/41	813	816,814
Federal National Mortgage Assoc.	3.500	03/01/42	767	770,147
Federal National Mortgage Assoc.	3.500	05/01/42	3,693	3,709,350
Federal National Mortgage Assoc.	3.500	12/01/42	1,862	1,869,955
Federal National Mortgage Assoc.	3.500	03/01/43	914	918,028
Federal National Mortgage Assoc.	3.500	06/01/45	7,849	7,843,661
Federal National Mortgage Assoc.	3.500	12/01/46	2,370	2,369,056
Federal National Mortgage Assoc.	4.000	09/01/40	1,557	1,606,655
Federal National Mortgage Assoc.	4.000	01/01/41	2,034	2,099,370
Federal National Mortgage Assoc.	4.000	07/01/42	596	615,230
Federal National Mortgage Assoc.	4.000	09/01/44	1,679	1,723,958
Federal National Mortgage Assoc.	4.500	01/01/20	31	31,566
Federal National Mortgage Assoc.	4.500	04/01/41	1,733	1,829,663
Federal National Mortgage Assoc.	4.500	01/01/45	442	463,717
Federal National Mortgage Assoc.	5.000	07/01/18	2	2,213
Federal National Mortgage Assoc.	5.000	08/01/18	9	8,658
Federal National Mortgage Assoc.	5.000	01/01/19	62	63,170
Federal National Mortgage Assoc.	5.000	02/01/19	83	83,945
Federal National Mortgage Assoc.	5.000	11/01/19	38	38,453
Federal National Mortgage Assoc.	5.000	12/01/31	71	76,311
Federal National Mortgage Assoc.	5.000	03/01/34	473	511,262
Federal National Mortgage Assoc.	5.000	07/01/35	186	200,468
Federal National Mortgage Assoc.	5.000	09/01/35	99	106,799
Federal National Mortgage Assoc.	5.000	11/01/35	117	126,126
Federal National Mortgage Assoc.	5.000	05/01/36	74	79,874
Federal National Mortgage Assoc.	5.500	10/01/18	17	16,821
Federal National Mortgage Assoc.	5.500	10/01/18	17	17,150
Federal National Mortgage Assoc.	5.500	11/01/18	13	12,765
Federal National Mortgage Assoc.	5.500	02/01/34	424	465,602
Federal National Mortgage Assoc.	5.500	09/01/34	723	795,349
Federal National Mortgage Assoc.	5.500	02/01/35	652	719,150
Federal National Mortgage Assoc.	5.500	06/01/35	121	130,856

See Notes to Financial Statements.

Prudential Government Income Fund	23

Schedule of Investments (continued)

as of February 28, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	5.500%	06/01/35	271		$295,248
Federal National Mortgage Assoc.	5.500	09/01/35	404		439,266
Federal National Mortgage Assoc.	5.500	09/01/35	115		124,727
Federal National Mortgage Assoc.	5.500	10/01/35	429		468,481
Federal National Mortgage Assoc.	5.500	11/01/35	857		940,978
Federal National Mortgage Assoc.	5.500	11/01/35	1,063		1,166,026
Federal National Mortgage Assoc.	5.500	11/01/36	13		14,018
Federal National Mortgage Assoc.	6.000	08/01/21	46		46,920
Federal National Mortgage Assoc.	6.000	09/01/21	18		19,112
Federal National Mortgage Assoc.	6.000	07/01/22	2		1,671
Federal National Mortgage Assoc.	6.000	09/01/33	1		669
Federal National Mortgage Assoc.	6.000	11/01/33	1		1,185
Federal National Mortgage Assoc.	6.000	02/01/34	1		706
Federal National Mortgage Assoc.	6.000	06/01/34	—	(r)	214
Federal National Mortgage Assoc.	6.000	09/01/34	—	(r)	435
Federal National Mortgage Assoc.	6.000	09/01/34	29		32,513
Federal National Mortgage Assoc.	6.000	09/01/34	31		34,507
Federal National Mortgage Assoc.	6.000	11/01/34	4		4,725
Federal National Mortgage Assoc.	6.000	11/01/34	41		45,659
Federal National Mortgage Assoc.	6.000	02/01/35	1		1,450
Federal National Mortgage Assoc.	6.000	03/01/35	21		23,215
Federal National Mortgage Assoc.	6.000	04/01/35	1		1,109
Federal National Mortgage Assoc.	6.000	12/01/35	190		210,594
Federal National Mortgage Assoc.	6.000	01/01/36	318		354,779
Federal National Mortgage Assoc.	6.000	05/01/36	475		531,152
Federal National Mortgage Assoc.	6.000	05/01/36	105		116,709
Federal National Mortgage Assoc.	6.250	05/15/29	210		269,363
Federal National Mortgage Assoc.	6.500	07/01/32	827		921,554
Federal National Mortgage Assoc.	6.500	08/01/32	334		371,932
Federal National Mortgage Assoc.	6.500	09/01/32	99		109,784
Federal National Mortgage Assoc.	6.500	10/01/32	760		847,000
Federal National Mortgage Assoc.	6.500	10/01/32	102		113,928
Federal National Mortgage Assoc.	6.500	10/01/37	486		541,929
Federal National Mortgage Assoc.	6.625	11/15/30	350		472,689
Federal National Mortgage Assoc.	7.000	05/01/24	102		110,871
Federal National Mortgage Assoc.	7.000	05/01/24	26		27,081
Federal National Mortgage Assoc.	7.000	05/01/24	21		21,564
Federal National Mortgage Assoc.	7.000	05/01/24	19		19,424
Federal National Mortgage Assoc.	7.000	05/01/24	7		6,919
Federal National Mortgage Assoc.	7.000	05/01/24	6		5,564
Federal National Mortgage Assoc.	7.000	12/01/31	358		407,401
Federal National Mortgage Assoc.	7.000	12/01/31	1		1,321
Federal National Mortgage Assoc.	7.000	09/01/33	69		70,884

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	7.000%	10/01/33	33		$32,936
Federal National Mortgage Assoc.	7.000	11/01/33	12		11,979
Federal National Mortgage Assoc.	7.000	11/01/33	72		73,927
Federal National Mortgage Assoc.	7.000	02/01/36	6		6,459
Federal National Mortgage Assoc.	9.000	04/01/25	5		5,450
Federal National Mortgage Assoc.	9.500	01/01/25	8		8,334
Federal National Mortgage Assoc.	9.500	01/01/25	2		1,837
Federal National Mortgage Assoc.	9.500	01/01/25	3		2,902
Federal National Mortgage Assoc.	9.500	02/01/25	3		2,585
Government National Mortgage Assoc.	3.000	10/20/46	457		447,605
Government National Mortgage Assoc.	2.500	12/20/46	642		608,083
Government National Mortgage Assoc.	3.000	03/15/45	2,887		2,826,218
Government National Mortgage Assoc.	3.000	02/20/47	8,251		8,072,694
Government National Mortgage Assoc.	3.500	04/20/42	474		479,981
Government National Mortgage Assoc.	3.500	01/20/43	2,628		2,658,604
Government National Mortgage Assoc.	3.500	04/20/43	1,228		1,242,486
Government National Mortgage Assoc.	3.500	03/20/45	2,401		2,419,273
Government National Mortgage Assoc.	3.500	04/20/45	1,356		1,365,853
Government National Mortgage Assoc.	3.500	07/20/46	4,977		5,011,471
Government National Mortgage Assoc.	3.500	01/20/47	1,033		1,039,728
Government National Mortgage Assoc.	4.000	TBA	5,250		5,379,609
Government National Mortgage Assoc.	4.000	02/20/41	633		660,925
Government National Mortgage Assoc.	4.000	06/20/44	1,410		1,458,874
Government National Mortgage Assoc.	4.000	08/20/44	418		432,802
Government National Mortgage Assoc.	4.000	11/20/45	970		1,001,939
Government National Mortgage Assoc.	4.000	11/20/46	968		998,361
Government National Mortgage Assoc.	4.500	02/20/40	384		403,468
Government National Mortgage Assoc.	4.500	01/20/41	221		232,409
Government National Mortgage Assoc.	4.500	02/20/41	1,109		1,166,328
Government National Mortgage Assoc.	4.500	03/20/41	570		599,365
Government National Mortgage Assoc.	4.500	06/20/44	843		890,594
Government National Mortgage Assoc.	4.500	02/20/46	85		89,382
Government National Mortgage Assoc.	4.500	03/20/46	443		463,349
Government National Mortgage Assoc.	4.500	03/20/47	2,984		3,120,453
Government National Mortgage Assoc.	5.000	07/15/33	641		690,093
Government National Mortgage Assoc.	5.000	09/15/33	779		839,556
Government National Mortgage Assoc.	5.000	04/15/34	67		70,353
Government National Mortgage Assoc.	5.500	02/15/34	554		610,230
Government National Mortgage Assoc.	5.500	02/15/36	140		155,152
Government National Mortgage Assoc.	7.000	03/15/22	—	(r)	412
Government National Mortgage Assoc.	7.000	12/15/22	—	(r)	374
Government National Mortgage Assoc.	7.000	12/15/22	1		1,152
Government National Mortgage Assoc.	7.000	01/15/23	1		526

See Notes to Financial Statements.

Prudential Government Income Fund	25

Schedule of Investments (continued)

as of February 28, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	7.000%	01/15/23	2		$1,977
Government National Mortgage Assoc.	7.000	01/15/23	3		3,150
Government National Mortgage Assoc.	7.000	01/15/23	2		2,262
Government National Mortgage Assoc.	7.000	01/15/23	4		3,787
Government National Mortgage Assoc.	7.000	02/15/23	3		3,474
Government National Mortgage Assoc.	7.000	03/15/23	2		2,567
Government National Mortgage Assoc.	7.000	03/15/23	4		4,133
Government National Mortgage Assoc.	7.000	04/15/23	1		1,227
Government National Mortgage Assoc.	7.000	04/15/23	3		2,809
Government National Mortgage Assoc.	7.000	04/15/23	1		1,360
Government National Mortgage Assoc.	7.000	04/15/23	5		5,152
Government National Mortgage Assoc.	7.000	05/15/23	—	(r)	394
Government National Mortgage Assoc.	7.000	05/15/23	39		41,101
Government National Mortgage Assoc.	7.000	05/15/23	2		1,731
Government National Mortgage Assoc.	7.000	05/15/23	1		1,418
Government National Mortgage Assoc.	7.000	05/15/23	1		714
Government National Mortgage Assoc.	7.000	05/15/23	—	(r)	122
Government National Mortgage Assoc.	7.000	05/15/23	3		2,573
Government National Mortgage Assoc.	7.000	05/15/23	3		2,755
Government National Mortgage Assoc.	7.000	05/15/23	1		879
Government National Mortgage Assoc.	7.000	05/15/23	9		9,151
Government National Mortgage Assoc.	7.000	05/15/23	4		3,536
Government National Mortgage Assoc.	7.000	05/15/23	6		6,251
Government National Mortgage Assoc.	7.000	05/15/23	1		898
Government National Mortgage Assoc.	7.000	06/15/23	—	(r)	238
Government National Mortgage Assoc.	7.000	06/15/23	2		1,557
Government National Mortgage Assoc.	7.000	06/15/23	—	(r)	297
Government National Mortgage Assoc.	7.000	06/15/23	1		797
Government National Mortgage Assoc.	7.000	06/15/23	2		1,767
Government National Mortgage Assoc.	7.000	06/15/23	4		3,948
Government National Mortgage Assoc.	7.000	06/15/23	1		504
Government National Mortgage Assoc.	7.000	06/15/23	2		2,268
Government National Mortgage Assoc.	7.000	06/15/23	3		3,026
Government National Mortgage Assoc.	7.000	07/15/23	1		901
Government National Mortgage Assoc.	7.000	07/15/23	3		2,737
Government National Mortgage Assoc.	7.000	07/15/23	17		17,029
Government National Mortgage Assoc.	7.000	07/15/23	1		813
Government National Mortgage Assoc.	7.000	07/15/23	1		754
Government National Mortgage Assoc.	7.000	07/15/23	2		1,615
Government National Mortgage Assoc.	7.000	07/15/23	—	(r)	284
Government National Mortgage Assoc.	7.000	07/15/23	4		4,063
Government National Mortgage Assoc.	7.000	07/15/23	2		2,104
Government National Mortgage Assoc.	7.000	07/15/23	—	(r)	392

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	7.000%	07/15/23	3		$3,219
Government National Mortgage Assoc.	7.000	08/15/23	2		1,855
Government National Mortgage Assoc.	7.000	08/15/23	1		640
Government National Mortgage Assoc.	7.000	08/15/23	2		1,592
Government National Mortgage Assoc.	7.000	08/15/23	6		6,181
Government National Mortgage Assoc.	7.000	08/15/23	4		3,899
Government National Mortgage Assoc.	7.000	08/15/23	1		1,012
Government National Mortgage Assoc.	7.000	08/15/23	3		3,046
Government National Mortgage Assoc.	7.000	08/15/23	2		2,163
Government National Mortgage Assoc.	7.000	08/15/23	1		826
Government National Mortgage Assoc.	7.000	08/15/23	—	(r)	341
Government National Mortgage Assoc.	7.000	08/15/23	8		8,498
Government National Mortgage Assoc.	7.000	08/15/23	3		3,199
Government National Mortgage Assoc.	7.000	08/15/23	6		5,706
Government National Mortgage Assoc.	7.000	08/15/23	1		1,479
Government National Mortgage Assoc.	7.000	08/15/23	1		785
Government National Mortgage Assoc.	7.000	08/15/23	5		5,091
Government National Mortgage Assoc.	7.000	08/15/23	1		1,135
Government National Mortgage Assoc.	7.000	09/15/23	2		1,784
Government National Mortgage Assoc.	7.000	09/15/23	1		1,280
Government National Mortgage Assoc.	7.000	09/15/23	12		12,196
Government National Mortgage Assoc.	7.000	09/15/23	1		1,114
Government National Mortgage Assoc.	7.000	09/15/23	1		1,362
Government National Mortgage Assoc.	7.000	09/15/23	1		742
Government National Mortgage Assoc.	7.000	09/15/23	2		1,584
Government National Mortgage Assoc.	7.000	09/15/23	39		40,801
Government National Mortgage Assoc.	7.000	10/15/23	50		52,490
Government National Mortgage Assoc.	7.000	10/15/23	43		44,258
Government National Mortgage Assoc.	7.000	10/15/23	12		12,719
Government National Mortgage Assoc.	7.000	10/15/23	2		2,138
Government National Mortgage Assoc.	7.000	10/15/23	1		663
Government National Mortgage Assoc.	7.000	10/15/23	—	(r)	242
Government National Mortgage Assoc.	7.000	10/15/23	—	(r)	361
Government National Mortgage Assoc.	7.000	10/15/23	2		1,579
Government National Mortgage Assoc.	7.000	10/15/23	5		4,788
Government National Mortgage Assoc.	7.000	10/15/23	2		2,110
Government National Mortgage Assoc.	7.000	10/15/23	2		1,982
Government National Mortgage Assoc.	7.000	10/15/23	3		3,134
Government National Mortgage Assoc.	7.000	10/15/23	5		5,449
Government National Mortgage Assoc.	7.000	10/15/23	2		1,692
Government National Mortgage Assoc.	7.000	10/15/23	—	(r)	176
Government National Mortgage Assoc.	7.000	10/15/23	7		6,889
Government National Mortgage Assoc.	7.000	10/15/23	1		1,246

See Notes to Financial Statements.

Prudential Government Income Fund	27

Schedule of Investments (continued)

as of February 28, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	7.000%	10/15/23	1		$1,027
Government National Mortgage Assoc.	7.000	10/15/23	7		7,271
Government National Mortgage Assoc.	7.000	10/15/23	2		2,013
Government National Mortgage Assoc.	7.000	10/15/23	1		1,292
Government National Mortgage Assoc.	7.000	10/15/23	15		15,459
Government National Mortgage Assoc.	7.000	10/15/23	2		1,550
Government National Mortgage Assoc.	7.000	10/15/23	2		1,843
Government National Mortgage Assoc.	7.000	10/15/23	7		7,444
Government National Mortgage Assoc.	7.000	10/15/23	5		4,936
Government National Mortgage Assoc.	7.000	10/15/23	5		5,461
Government National Mortgage Assoc.	7.000	10/15/23	6		5,952
Government National Mortgage Assoc.	7.000	10/15/23	8		8,766
Government National Mortgage Assoc.	7.000	10/15/23	1		1,413
Government National Mortgage Assoc.	7.000	10/15/23	4		4,122
Government National Mortgage Assoc.	7.000	11/15/23	1		1,298
Government National Mortgage Assoc.	7.000	11/15/23	1		559
Government National Mortgage Assoc.	7.000	11/15/23	2		1,876
Government National Mortgage Assoc.	7.000	11/15/23	4		4,454
Government National Mortgage Assoc.	7.000	11/15/23	2		2,545
Government National Mortgage Assoc.	7.000	11/15/23	15		15,581
Government National Mortgage Assoc.	7.000	11/15/23	7		7,895
Government National Mortgage Assoc.	7.000	11/15/23	2		1,550
Government National Mortgage Assoc.	7.000	11/15/23	14		13,711
Government National Mortgage Assoc.	7.000	11/15/23	1		738
Government National Mortgage Assoc.	7.000	11/15/23	2		1,594
Government National Mortgage Assoc.	7.000	11/15/23	—	(r)	500
Government National Mortgage Assoc.	7.000	11/15/23	3		2,822
Government National Mortgage Assoc.	7.000	11/15/23	2		1,607
Government National Mortgage Assoc.	7.000	11/15/23	4		3,893
Government National Mortgage Assoc.	7.000	11/15/23	8		8,419
Government National Mortgage Assoc.	7.000	11/15/23	5		5,289
Government National Mortgage Assoc.	7.000	11/15/23	5		4,986
Government National Mortgage Assoc.	7.000	11/15/23	7		7,596
Government National Mortgage Assoc.	7.000	11/15/23	10		11,014
Government National Mortgage Assoc.	7.000	11/15/23	2		1,951
Government National Mortgage Assoc.	7.000	11/15/23	2		1,814
Government National Mortgage Assoc.	7.000	11/15/23	1		1,203
Government National Mortgage Assoc.	7.000	11/15/23	10		10,319
Government National Mortgage Assoc.	7.000	12/15/23	4		4,511
Government National Mortgage Assoc.	7.000	12/15/23	5		5,082
Government National Mortgage Assoc.	7.000	12/15/23	18		19,243
Government National Mortgage Assoc.	7.000	12/15/23	27		27,964
Government National Mortgage Assoc.	7.000	12/15/23	1		1,111

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	7.000%	12/15/23	4		$3,685
Government National Mortgage Assoc.	7.000	12/15/23	4		4,245
Government National Mortgage Assoc.	7.000	12/15/23	17		16,871
Government National Mortgage Assoc.	7.000	12/15/23	2		1,691
Government National Mortgage Assoc.	7.000	12/15/23	1		1,284
Government National Mortgage Assoc.	7.000	12/15/23	2		1,517
Government National Mortgage Assoc.	7.000	12/15/23	3		2,603
Government National Mortgage Assoc.	7.000	12/15/23	6		5,856
Government National Mortgage Assoc.	7.000	12/15/23	4		3,805
Government National Mortgage Assoc.	7.000	12/15/23	11		11,192
Government National Mortgage Assoc.	7.000	12/15/23	1		1,458
Government National Mortgage Assoc.	7.000	12/15/23	1		707
Government National Mortgage Assoc.	7.000	12/15/23	1		910
Government National Mortgage Assoc.	7.000	12/15/23	5		5,184
Government National Mortgage Assoc.	7.000	12/15/23	7		7,289
Government National Mortgage Assoc.	7.000	12/15/23	6		5,749
Government National Mortgage Assoc.	7.000	12/15/23	1		524
Government National Mortgage Assoc.	7.000	12/15/23	9		8,782
Government National Mortgage Assoc.	7.000	12/15/23	2		1,901
Government National Mortgage Assoc.	7.000	12/15/23	1		1,011
Government National Mortgage Assoc.	7.000	12/15/23	1		1,227
Government National Mortgage Assoc.	7.000	12/15/23	2		1,872
Government National Mortgage Assoc.	7.000	12/15/23	3		2,970
Government National Mortgage Assoc.	7.000	12/15/23	3		2,921
Government National Mortgage Assoc.	7.000	12/15/23	5		5,058
Government National Mortgage Assoc.	7.000	12/15/23	9		9,091
Government National Mortgage Assoc.	7.000	12/15/23	6		6,512
Government National Mortgage Assoc.	7.000	01/15/24	1		1,092
Government National Mortgage Assoc.	7.000	01/15/24	2		1,616
Government National Mortgage Assoc.	7.000	01/15/24	1		1,319
Government National Mortgage Assoc.	7.000	01/15/24	5		4,729
Government National Mortgage Assoc.	7.000	01/15/24	3		2,939
Government National Mortgage Assoc.	7.000	01/15/24	5		5,451
Government National Mortgage Assoc.	7.000	01/15/24	1		1,524
Government National Mortgage Assoc.	7.000	01/15/24	—	(r)	425
Government National Mortgage Assoc.	7.000	01/15/24	2		2,107
Government National Mortgage Assoc.	7.000	01/15/24	3		2,631
Government National Mortgage Assoc.	7.000	01/15/24	3		3,120
Government National Mortgage Assoc.	7.000	01/15/24	8		8,234
Government National Mortgage Assoc.	7.000	01/15/24	5		4,821
Government National Mortgage Assoc.	7.000	02/15/24	13		13,260
Government National Mortgage Assoc.	7.000	02/15/24	1		727
Government National Mortgage Assoc.	7.000	02/15/24	2		2,206

See Notes to Financial Statements.

Prudential Government Income Fund	29

Schedule of Investments (continued)

as of February 28, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	7.000%	02/15/24	4		$4,074
Government National Mortgage Assoc.	7.000	02/15/24	2		1,905
Government National Mortgage Assoc.	7.000	02/15/24	1		854
Government National Mortgage Assoc.	7.000	02/15/24	—	(r)	466
Government National Mortgage Assoc.	7.000	03/15/24	2		1,619
Government National Mortgage Assoc.	7.000	03/15/24	3		3,453
Government National Mortgage Assoc.	7.000	03/15/24	2		1,923
Government National Mortgage Assoc.	7.000	03/15/24	1		1,423
Government National Mortgage Assoc.	7.000	03/15/24	—	(r)	128
Government National Mortgage Assoc.	7.000	03/15/24	—	(r)	32
Government National Mortgage Assoc.	7.000	03/15/24	1		989
Government National Mortgage Assoc.	7.000	04/15/24	1		878
Government National Mortgage Assoc.	7.000	04/15/24	4		3,697
Government National Mortgage Assoc.	7.000	04/15/24	2		2,670
Government National Mortgage Assoc.	7.000	04/15/24	1		1,229
Government National Mortgage Assoc.	7.000	04/15/24	2		2,271
Government National Mortgage Assoc.	7.000	04/15/24	1		873
Government National Mortgage Assoc.	7.000	04/15/24	8		7,549
Government National Mortgage Assoc.	7.000	04/15/24	12		12,253
Government National Mortgage Assoc.	7.000	04/15/24	2		2,442
Government National Mortgage Assoc.	7.000	04/15/24	1		725
Government National Mortgage Assoc.	7.000	04/15/24	1		904
Government National Mortgage Assoc.	7.000	04/15/24	2		1,787
Government National Mortgage Assoc.	7.000	04/15/24	—	(r)	313
Government National Mortgage Assoc.	7.000	04/15/24	1		591
Government National Mortgage Assoc.	7.000	04/15/24	5		5,169
Government National Mortgage Assoc.	7.000	04/15/24	3		2,912
Government National Mortgage Assoc.	7.000	05/15/24	5		4,968
Government National Mortgage Assoc.	7.000	05/15/24	2		2,553
Government National Mortgage Assoc.	7.000	05/15/24	8		7,690
Government National Mortgage Assoc.	7.000	05/15/24	5		5,070
Government National Mortgage Assoc.	7.000	05/15/24	3		3,188
Government National Mortgage Assoc.	7.000	05/15/24	4		4,281
Government National Mortgage Assoc.	7.000	05/15/24	3		2,546
Government National Mortgage Assoc.	7.000	05/15/24	8		8,233
Government National Mortgage Assoc.	7.000	05/15/24	2		1,926
Government National Mortgage Assoc.	7.000	05/15/24	11		11,238
Government National Mortgage Assoc.	7.000	05/15/24	—	(r)	306
Government National Mortgage Assoc.	7.000	05/15/24	1		802
Government National Mortgage Assoc.	7.000	06/15/24	—	(r)	513
Government National Mortgage Assoc.	7.000	06/15/24	1		1,318
Government National Mortgage Assoc.	7.000	06/15/24	2		1,888
Government National Mortgage Assoc.	7.000	06/15/24	8		7,906

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	7.000%	06/15/24	7		$7,322
Government National Mortgage Assoc.	7.000	06/15/24	3		3,498
Government National Mortgage Assoc.	7.000	06/15/24	11		11,178
Government National Mortgage Assoc.	7.000	06/15/24	4		4,215
Government National Mortgage Assoc.	7.000	06/15/24	6		6,236
Government National Mortgage Assoc.	7.000	06/15/24	—	(r)	506
Government National Mortgage Assoc.	7.000	07/15/24	3		3,282
Government National Mortgage Assoc.	7.000	07/15/24	2		1,935
Government National Mortgage Assoc.	7.000	10/15/24	10		10,072
Government National Mortgage Assoc.	7.000	02/15/29	7		7,294
Government National Mortgage Assoc.	7.500	01/15/23	—	(r)	169
Government National Mortgage Assoc.	7.500	01/15/23	—	(r)	429
Government National Mortgage Assoc.	7.500	03/15/23	1		1,193
Government National Mortgage Assoc.	7.500	05/15/23	6		6,731
Government National Mortgage Assoc.	7.500	05/15/23	1		806
Government National Mortgage Assoc.	7.500	06/15/23	—	(r)	414
Government National Mortgage Assoc.	7.500	07/15/23	—	(r)	214
Government National Mortgage Assoc.	7.500	07/15/23	—	(r)	256
Government National Mortgage Assoc.	7.500	09/15/23	3		3,274
Government National Mortgage Assoc.	7.500	10/15/23	10		10,610
Government National Mortgage Assoc.	7.500	10/15/23	4		4,397
Government National Mortgage Assoc.	7.500	11/15/23	10		11,017
Government National Mortgage Assoc.	7.500	11/15/23	1		836
Government National Mortgage Assoc.	7.500	12/15/23	3		3,248
Government National Mortgage Assoc.	7.500	12/15/23	1		770
Government National Mortgage Assoc.	7.500	01/15/24	2		2,005
Government National Mortgage Assoc.	7.500	01/15/24	3		2,985
Government National Mortgage Assoc.	7.500	01/15/24	—	(r)	443
Government National Mortgage Assoc.	7.500	01/15/24	15		15,505
Government National Mortgage Assoc.	7.500	01/15/24	14		14,883
Government National Mortgage Assoc.	7.500	01/15/24	3		3,624
Government National Mortgage Assoc.	7.500	02/15/24	1		1,123
Government National Mortgage Assoc.	7.500	02/15/24	13		13,762
Government National Mortgage Assoc.	7.500	03/15/24	1		782
Government National Mortgage Assoc.	7.500	03/15/24	2		1,504
Government National Mortgage Assoc.	7.500	03/15/24	4		3,664
Government National Mortgage Assoc.	7.500	04/15/24	3		2,956
Government National Mortgage Assoc.	7.500	04/15/24	7		7,177
Government National Mortgage Assoc.	7.500	04/15/24	3		3,198
Government National Mortgage Assoc.	7.500	05/15/24	2		1,996
Government National Mortgage Assoc.	7.500	05/15/24	1		763
Government National Mortgage Assoc.	7.500	05/15/24	1		1,395
Government National Mortgage Assoc.	7.500	06/15/24	6		6,174

See Notes to Financial Statements.

Prudential Government Income Fund	31

Schedule of Investments (continued)

as of February 28, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	7.500%		06/15/24	1		$1,489
Government National Mortgage Assoc.	7.500		06/15/24	3		3,025
Government National Mortgage Assoc.	7.500		06/15/24	4		4,580
Government National Mortgage Assoc.	7.500		07/15/24	14		13,732
Government National Mortgage Assoc.	7.500		07/15/24	6		5,855
Government National Mortgage Assoc.	8.500		04/15/25	154		174,019
Government National Mortgage Assoc.	9.500		08/20/20	—	(r)	53
Government National Mortgage Assoc.	9.500		07/20/21	—	(r)	27
Government National Mortgage Assoc.	9.500		08/20/21	5		5,270
Hashemite Kingdom of Jordan, USAID Bond, U.S. Gov’t. Gtd. Notes	3.000		06/30/25	2,269		2,277,115
Israel Government, USAID Bond, U.S. Gov’t. Gtd. Notes	5.500		09/18/23	2,700		3,064,556
Residual Funding Corp. Strips Principal,
Unsec’d. Notes, PO	1.605	(s)	01/15/21	3,548		3,302,749
Unsec’d. Notes, PO	2.862	(s)	01/15/30	1,260		850,862
Unsec’d. Notes, PO	3.099	(s)	04/15/30	2,915		1,949,429
Tennessee Valley Authority,
Sr. Unsec’d. Notes	2.875		02/01/27	335		329,451
Sr. Unsec’d. Notes	6.750		11/01/25	1,300		1,638,737
Sr. Unsec’d. Notes	7.125		05/01/30	1,170		1,617,068

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $185,702,030)						182,973,416

U.S. TREASURY OBLIGATIONS 33.8%
U.S. Treasury Bonds	2.500		02/15/45	2,120		1,876,862
U.S. Treasury Bonds	2.750		08/15/47	2,080		1,926,762
U.S. Treasury Bonds	2.875		05/15/43	250		239,443
U.S. Treasury Bonds	2.875		08/15/45	1,565		1,491,824
U.S. Treasury Bonds	2.875		11/15/46	440		418,516
U.S. Treasury Bonds	3.000		11/15/44	900		879,574
U.S. Treasury Bonds	3.000		05/15/45	5,240		5,118,825
U.S. Treasury Bonds	3.000		02/15/47	245		238,894
U.S. Treasury Bonds	3.000		05/15/47	1,800		1,754,297
U.S. Treasury Bonds	3.625		08/15/43	1,780		1,939,087
U.S. Treasury Bonds	3.750		11/15/43	215		238,986
U.S. Treasury Bonds	4.750		02/15/41	735		937,010
U.S. Treasury Notes	1.625		04/30/23	6,605		6,270,880
U.S. Treasury Notes	1.750		03/31/22	2,475		2,395,819
U.S. Treasury Notes	1.875		04/30/22	15,233		14,798,622
U.S. Treasury Notes(k)	2.000		11/30/22	3,050		2,963,027
U.S. Treasury Notes	2.000		06/30/24	4,795		4,580,911
U.S. Treasury Notes	2.125		06/30/21	3,820		3,775,384
U.S. Treasury Notes	2.125		09/30/21	20,060		19,781,824

See Notes to Financial Statements.

32

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Notes	2.125%		06/30/22	4,040	$3,961,252
U.S. Treasury Notes	2.125		02/29/24	6,945	6,705,452
U.S. Treasury Notes	2.125		05/15/25	17,110	16,334,035
U.S. Treasury Notes	2.250		12/31/23	13,900	13,539,469
U.S. Treasury Notes	2.250		12/31/24	3,485	3,366,020
U.S. Treasury Notes	2.250		02/15/27	2,810	2,669,500
U.S. Treasury Notes	2.375		01/31/23	85	83,918
U.S. Treasury Notes	2.625		02/28/23	3,632	3,627,460
U.S. Treasury Notes	2.750		02/28/25	2,641	2,632,128
U.S. Treasury Strips Coupon	1.881	(s)	05/15/31	1,100	733,399
U.S. Treasury Strips Coupon	1.898	(s)	08/15/29	1,100	778,087
U.S. Treasury Strips Coupon	2.037	(s)	02/15/24	1,365	1,155,451
U.S. Treasury Strips Coupon	2.100	(s)	11/15/35	2,200	1,262,838
U.S. Treasury Strips Coupon	2.184	(s)	02/15/28	695	515,869
U.S. Treasury Strips Coupon	2.241	(s)	05/15/28	345	253,912
U.S. Treasury Strips Coupon	2.264	(s)	08/15/40	2,200	1,088,171
U.S. Treasury Strips Coupon	2.280	(s)	02/15/29	345	247,975
U.S. Treasury Strips Coupon	2.384	(s)	05/15/29	710	506,079
U.S. Treasury Strips Coupon	2.404	(s)	08/15/21	3,185	2,920,408
U.S. Treasury Strips Coupon	2.499	(s)	02/15/22	1,675	1,510,550
U.S. Treasury Strips Coupon(k)	3.076	(s)	08/15/24	6,700	5,583,963
U.S. Treasury Strips Principal, PO	2.543	(s)	02/15/45	1,365	584,562
U.S. Treasury Strips Principal, PO	2.620	(s)	05/15/43	1,140	516,675
U.S. Treasury Strips Principal, PO	2.873	(s)	05/15/45	2,470	1,050,676
U.S. Treasury Strips Principal, PO	2.993	(s)	11/15/43	440	196,208
U.S. Treasury Strips Principal, PO	3.005	(s)	11/15/44	1,045	451,585
U.S. Treasury Strips Principal, PO	3.626	(s)	05/15/44	2,865	1,258,301

TOTAL U.S. TREASURY OBLIGATIONS (cost $150,068,408)					145,160,490

TOTAL LONG-TERM INVESTMENTS (cost $437,815,185)					428,184,455

				Shares

SHORT-TERM INVESTMENT 3.4%

AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $14,788,490)(w)				14,788,490	14,788,490

TOTAL INVESTMENTS 103.1% (cost $452,603,675)					442,972,945
Liabilities in excess of other assets(z) (3.1)%					(13,510,696)

NET ASSETS 100.0%					$429,462,249

See Notes to Financial Statements.

Prudential Government Income Fund	33

Schedule of Investments (continued)

as of February 28, 2018

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

A—Annual payment frequency for swaps

S—Semiannual payment frequency for swaps

Q—Quarterly payment frequency for swaps

T—Swap payment upon termination

ACES—Alternative Credit Enhancements Securities

BABs—Build America Bonds

bps—Basis Points

CLO—Collateralized Loan Obligation

FHLMC—Federal Home Loan Mortgage Corp.

FICO—Financing Corp.

IO—Interest Only

L2—Level 2

L3—Level 3

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

OTC—Over-the-counter

PO—Principal Only

REMICS—Real Estate Mortgage Investment Conduit Security

Strips—Separate Trading of Registered Interest and Principal of Securities

TBA—To Be Announced

USAID—United States Agency for International Development

USOIS—United States Overnight Index Swap

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at February 28, 2018.
(cc)	Variable rate instrument. The rate shown is based on the latest available information as of February 28, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(f)	Indicates a restricted security; the original cost of such security is $1,250,000. The value of $1,252,555 is approximately 0.3% of net assets.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

See Notes to Financial Statements.

34

Futures contracts outstanding at February 28, 2018:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
646	2 Year U.S. Treasury Notes	Jun. 2018	$137,234,892	$137,254,813	$19,921
462	5 Year U.S. Treasury Notes	Jun. 2018	52,625,322	52,635,516	10,194
436	10 Year U.S. Treasury Notes	Jun. 2018	52,367,720	52,340,438	(27,282)
121	30 Year U.S. Ultra Treasury Bonds	Jun. 2018	18,642,907	18,860,875	217,968

					220,801

	Short Positions:
229	90 day Euro Dollar	Dec. 2018	56,136,013	55,801,575	334,438
50	10 Year U.S. Ultra Treasury Notes	Jun. 2018	6,400,312	6,403,125	(2,813)
164	20 Year U.S. Treasury Bonds	Jun. 2018	23,440,287	23,523,750	(83,463)

					248,162

					$468,963

A security with a market value of $1,335,791 has been segregated with Citigroup Global Markets to cover requirement for open futures contracts at February 28, 2018.

Inflation Swap Agreements outstanding at February 28, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at February 28, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
1,050	10/25/27	2.160%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$24	$(18,641)	$(18,665)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

Prudential Government Income Fund	35

Schedule of Investments (continued)

as of February 28, 2018

Interest rate swap agreements outstanding at February 28, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at February 28, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
38,885	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	$(14,797)	$226,685	$241,482
8,820	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(4,485)	48,999	53,484
14,465	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	4,073	69,672	65,599
20,905	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	7,832	113,659	105,827
6,995	12/31/19	1.950%(A)	1 Day USOIS(1)(A)	1,724	24,829	23,105
2,115	12/31/19	2.040%(A)	1 Day USOIS(1)(A)	23	4,239	4,216
7,580	08/31/21	2.015%(S)	3 Month LIBOR(2)(Q)	62,254	(173,793)	(236,047)
10,895	11/30/21	1.762%(S)	3 Month LIBOR(2)(Q)	—	(322,974)	(322,974)
14,455	08/15/23	1.459%(S)	3 Month LIBOR(1)(Q)	716,971	965,806	248,835
1,385	11/15/23	2.209%(S)	3 Month LIBOR(1)(Q)	36	33,675	33,639
2,920	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	7,402	107,617	100,215
5,496	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(5,501)	191,571	197,072
2,185	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(4,754)	72,485	77,239
1,865	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	69,498	69,498
36,995	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	43,752	1,374,867	1,331,115
6,770	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	22,785	249,333	226,548
8,110	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	21,190	239,823	218,633
6,650	02/12/25	2.408%(A)	1 Day USOIS(1)(A)	—	5,521	5,521
1,100	02/14/25	—(3)(Q)	—(3)(Q)	—	1,544	1,544
590	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	—	533	533
2,920	09/04/25	2.214%(S)	3 Month LIBOR(1)(Q)	171	101,172	101,001
8,520	01/08/26	2.210%(S)	3 Month LIBOR(1)(Q)	93	371,022	370,929
115	05/15/26	1.652%(S)	3 Month LIBOR(1)(Q)	6	9,636	9,630
4,745	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	53,761	246,142	192,381
1,575	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	1,997	72,082	70,085
795	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	32,129	32,129
2,625	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(1,635)	84,128	85,763
525	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	22,774	22,774
4,650	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(30,302)	(417,478)	(387,176)
145	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	8,399	8,399

				$882,596	$3,833,595	$2,950,999

A security with a market value of $3,196,194 has been segregated with Citigroup Global Markets to cover requirements for open centrally cleared swap contracts at February 28, 2018.

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.
(3)	The Fund pays quarterly the floating rate of 3 Month LIBOR and receives quarterly the floating rate of 1 Day USOIS plus 38.25bps.

See Notes to Financial Statements.

36

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 28, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$21,745,990	$—
Small Business Loan	—	88,842	—
Commercial Mortgage-Backed Securities	—	68,076,241	—
Corporate Bonds	—	8,625,252	—
Municipal Bonds	—	1,120,620	—
Residential Mortgage-Backed Securities	—	393,604	—
U.S. Government Agency Obligations	—	182,973,416	—
U.S. Treasury Obligations	—	145,160,490	—
Affiliated Mutual Fund	14,788,490	—	—
Other Financial Instruments*
Futures Contracts	468,963	—	—
Centrally Cleared Inflation Swap Agreements	—	(18,665)	—
Centrally Cleared Interest Rate Swap Agreements	—	2,950,999	—

Total	$15,257,453	$431,116,789	$—

See Notes to Financial Statements.

Prudential Government Income Fund	37

Schedule of Investments (continued)

as of February 28, 2018

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

Asset-Backed Securities— Collateralized Loan Obligations
Balance as of 2/28/17	$4,997,500
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases/Exchanges/Issuances	—
Sales/Paydowns	—
Accrued discount/premium	—
Transfers into Level 3	—
Transfers out of Level 3	(4,997,500)

Balance as of 2/28/18	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of year. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Asset-Backed Securities—Collateralized Loan Obligations	$4,997,500	L3 to L2	Single Broker Indicative Quote to Evaluated Bid

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2018 were as follows (unaudited):

U.S. Government Agency Obligations	42.6%
U.S. Treasury Obligations	33.8
Commercial Mortgage-Backed Securities	15.8
Collateralized Loan Obligations	5.1
Affiliated Mutual Fund	3.4
Diversified Financial Services	2.0
Municipal Bonds	0.3
Residential Mortgage-Backed Securities	0.1%
Small Business Loan	0.0 *

103.1
Liabilities in excess of other assets	(3.1)

100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

38

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments are interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of February 28, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from/to broker—variation margin futures	$582,521	*	Due from/to broker— variation margin futures	$113,558	*
Interest rate contracts	Due from/to broker—variation margin swaps	3,897,196	*	Due from/to broker— variation margin swaps	964,862	*

Total		$4,479,717			$1,078,420

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended February 28, 2018 is as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Rate Agreements	Swaps
Interest rate contracts	$(593,097)	$513,179	$(2,365,051)	$8,840	$(78,915)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

See Notes to Financial Statements.

Prudential Government Income Fund	39

Schedule of Investments (continued)

as of February 28, 2018

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Interest rate contracts	$402,374	$2,849,133

For the year ended February 28, 2018, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Rate Agreements(3)	Interest Rate Swap Agreements(3)	Inflation Swaps(3)
$88,938	$220,000	$198,608,314	$64,430,091	$10,880,000	$305,162,600	$420,000

(1)	Cost.
(2)	Value at Trade Date.
(3)	Notional Amount in USD.

See Notes to Financial Statements.

40

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Statement of Assets & Liabilities

as of February 28, 2018

Assets
Investments at value:
Unaffiliated investments (cost $437,815,185)	$428,184,455
Affiliated investments (cost $14,788,490)	14,788,490
Cash	415,170
Receivable for investments sold	21,422,884
Dividends and interest receivable	1,725,498
Receivable for Fund shares sold	235,421
Due from broker—variation margin futures	127,465
Prepaid expenses	2,403

Total assets	466,901,786

Liabilities
Payable for investments purchased	36,235,606
Payable for Fund shares reacquired	510,067
Due to broker—variation margin swaps	184,566
Management fee payable	161,566
Accrued expenses and other liabilities	132,487
Dividends payable	101,862
Distribution fee payable	68,753
Affiliated transfer agent fee payable	44,630

Total liabilities	37,439,537

Net Assets	$429,462,249

Net assets were comprised of:
Common stock, at par	$462,702
Paid-in capital in excess of par	441,072,970

441,535,672
Undistributed net investment income	457,004
Accumulated net realized loss on investment transactions	(6,298,956)
Net unrealized depreciation on investments	(6,231,471)

Net assets, February 28, 2018	$429,462,249

See Notes to Financial Statements.

42

Class A
Net asset value and redemption price per share ($289,048,502 ÷ 31,126,098 shares of common stock issued and outstanding)	$9.29
Maximum sales charge (4.50% of offering price)	0.44

Maximum offering price to public	$9.73

Class B
Net asset value, offering price and redemption price per share ($1,192,999 ÷ 128,262 shares of common stock issued and outstanding)	$9.30

Class C
Net asset value, offering price and redemption price per share ($9,001,486 ÷ 967,107 shares of common stock issued and outstanding)	$9.31

Class Q
Net asset value, offering price and redemption price per share ($42,239,304 ÷ 4,560,996 shares of common stock issued and outstanding)	$9.26

Class R
Net asset value, offering price and redemption price per share ($13,717,836 ÷ 1,474,851 shares of common stock issued and outstanding)	$9.30

Class Z
Net asset value, offering price and redemption price per share ($74,262,122 ÷ 8,012,905 shares of common stock issued and outstanding)	$9.27

See Notes to Financial Statements.

Prudential Government Income Fund	43

Statement of Operations

Year Ended February 28, 2018

Net Investment Income (Loss)
Income
Interest income	$10,286,858
Affiliated dividend income	589,823
Income from securities lending, net (including affiliated income of $92)	148

Total income	10,876,829

Expenses
Management fee	2,351,586
Distribution fee(a)	1,006,732
Transfer agent’s fees and expenses (including affiliated expense of $255,566)(a)	792,526
Custodian and accounting fees	145,061
Registration fees(a)	104,587
Shareholders’ reports	38,771
Audit fee	36,614
Legal fees and expenses	25,275
Directors’ fees	17,367
Miscellaneous	23,908

Total expenses	4,542,427
Less: Fee waiver and/or expense reimbursement(a)	(6,694)
Distribution fee waiver(a)	(36,397)

Net expenses	4,499,336

Net investment income (loss)	6,377,493

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $525,582)	(1,653,951)
Futures transactions	(2,365,051)
Options written transactions	513,179
Forward rate agreement transactions	8,840
Swap agreement transactions	(78,915)

(3,575,898)

Net change in unrealized appreciation (depreciation) on:
Investments	(7,848,022)
Futures	402,374
Swap agreements	2,849,133

(4,596,515)

Net gain (loss) on investment transactions	(8,172,413)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(1,794,920)

(a)	Class specific expenses and waivers were as follows (see Note 1):

	Class A	Class B	Class C	Class Q	Class R	Class Z
Distribution fee	782,039	14,973	100,529	—	109,191	—
Transfer agent’s fees and expenses	581,450	3,551	17,385	25	26,904	163,211
Registration fees	55,521	6,718	5,948	10,169	5,879	20,352
Fee waiver/or expense reimbursement	—	(6,694)	—	—	—	—
Distribution fee waiver	—	—	—	—	(36,397)	—

See Notes to Financial Statements.

44

Statements of Changes in Net Assets

	Year Ended February 28,
	2018	2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,377,493	$5,435,323
Net realized gain (loss) on investment transactions	(3,575,898)	4,165,077
Net change in unrealized appreciation (depreciation) on investments	(4,596,515)	(10,833,790)

Net increase (decrease) in net assets resulting from operations	(1,794,920)	(1,233,390)

Dividends and Distributions
Dividends from net investment income
Class A	(5,155,183)	(4,033,885)
Class B	(12,479)	(10,011)
Class C	(86,388)	(46,166)
Class Q	(804,047)	(157,500)
Class R	(199,734)	(144,069)
Class Z	(1,766,595)	(1,474,216)

	(8,024,426)	(5,865,847)

Distributions from net realized gains
Class A	(1,607,061)	(1,377,495)
Class B	(8,284)	(11,865)
Class C	(52,194)	(48,872)
Class Q	(177,783)	—
Class R	(73,887)	(59,044)
Class Z	(481,561)	(407,057)

	(2,400,770)	(1,904,333)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	70,444,105	123,319,211
Net asset value of shares issued in reinvestment of dividends and distributions	8,958,431	6,775,932
Cost of shares reacquired	(126,184,108)	(143,557,282)

Net increase (decrease) in net assets from Fund share transactions	(46,781,572)	(13,462,139)

Total increase (decrease)	(59,001,688)	(22,465,709)

Net Assets:
Beginning of year	488,463,937	510,929,646

End of year(a)	$429,462,249	$488,463,937

(a) Includes undistributed/(distributions in excess of) net investment income of:	$457,004	$366,954

See Notes to Financial Statements.

Prudential Government Income Fund	45

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 14 (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, open-end management investment company. The Company consists of two funds: Prudential Government Income Fund and Prudential Floating Rate Income Fund. These financial statements relate only to the Prudential Government Income Fund (the “Fund”).

The investment objective of the Fund is to seek high current return.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

46

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or

Prudential Government Income Fund	47

Notes to Financial Statements (continued)

contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Options: The Fund purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser or an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

48

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Fund may enter into credit default, interest rate and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared

Prudential Government Income Fund	49

Notes to Financial Statements (continued)

swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Company, on behalf of the Fund, is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master

50

Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of February 28, 2018, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the

Prudential Government Income Fund	51

Notes to Financial Statements (continued)

value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Mortgage Dollar Rolls: The Fund entered into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enters into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Fund is subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Expenses are recorded on an accrual basis, which may require the use of certain

52

estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include Distribution fees and Distribution fee waivers, and effective January 1, 2018, Transfer Agent’s fees and expenses, Registration fees and Fee waiver and/or expense reimbursement. Prior to January 1, 2018 Transfer Agent’s fees and expenses, Registration fees and Fee waiver and/or expense reimbursement were not designated as class specific expenses and were allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income monthly and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Fund’s custodian (the Custodian), and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight

Prudential Government Income Fund	53

Notes to Financial Statements (continued)

of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.50% of the Fund’s average daily net assets up to and including $1 billion, 0.45% of the Fund’s average daily net assets of the next $1 billion, 0.35% of the Fund’s average daily net assets of the next $1 billion, and 0.30% of the average daily net assets of the Fund in excess of $3 billion. The effective management fee rate before any waivers and/or expense reimbursement was 0.50% for the year ended February 28, 2018. The effective management fee rate net of waivers and/or expense reimbursement was 0.50%.

Effective January 1, 2018, PGIM Investments has voluntarily agreed to limit the net annual operating expenses (exclusive of taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), interest, acquired fund fees and expenses, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) to 2.03% of average daily net assets for Class B shares. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/ reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees for Class A, B, C and R are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q or Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25%, 1% and 0.75% of the average daily net assets of the Class A, C and R shares, respectively. PIMS has contractually agreed through June 30, 2018 to limit such expenses to 0.50% of the average daily net assets of the R shares.

54

Pursuant to the Class B Plan, the Fund compensates PIMS for distribution related activities at an annual rate of up to 1% of the average daily net assets of the Class B shares up to $3 billion, 0.80% of the next $1 billion of such assets and 0.50% of such assets in excess of $4 billion. The effective distribution fee rate for Class B was 1% for the year ended February 28, 2018.

PIMS has advised the Fund that it has received $67,652 in front-end sales charges resulting from sales of Class A shares, during the year ended February 28, 2018. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2018, it received $55, $2,027 and $726 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended February 28, 2018 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the year ended February 28, 2018, PGIM, Inc. was compensated $51 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. The Fund also invests in the Prudential Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”), a series of Prudential Investment Portfolios 2 (together with Prudential Core Ultra Short Bond Fund, the “Core Funds”), registered under the 1940 Act and managed by PGIM Investments. Earnings from the Core Funds and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Prudential Government Income Fund	55

Notes to Financial Statements (continued)

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended February 28, 2018, were $1,716,995,238 and $1,753,414,652, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment transactions. For the year ended February 28, 2018, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment transactions by $1,736,983 due to differences in the treatment for book and tax purposes of premium amortization, paydown gains (losses) and swaps. Net investment income, net realized gain (loss) on investment transactions and net assets were not affected by this change.

For the year ended February 28, 2018, the tax character of dividends paid by the Fund were $9,001,362 of ordinary income and $1,423,834 of long-term capital gains. For the year ended February 28, 2017, the tax character of dividends paid by the Fund was $7,770,180 of ordinary income.

As of February 28, 2018, the accumulated undistributed earnings on a tax basis was $515,896 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of February 28, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$454,129,707	$1,694,263	$(9,449,729)	$(7,755,466)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, the difference in the treatment of premium amortization for book and tax purposes, and appreciation (depreciation) of swaps and futures.

56

The Fund elected to treat post-October capital losses of approximately $4,732,000 as having been incurred in the following fiscal year (February 28, 2019).

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class R shares are available to certain retirement plans, clearing and settlement firms. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 2.5 billion shares of common stock, $0.01 par value per share, divided into seven classes, designated Class A, Class B, Class C, Class Q, Class R, Class T and Class Z common stock, each of which consists of 230 million, 5 million, 495 million, 500 million, 500 million, 270 million and 500 million authorized shares, respectively. The Fund currently does not have any Class T shares outstanding.

As of February 28, 2018, Prudential owned 1,340,414 Class Q shares of the Fund. In addition, 4 shareholders of record held 46% of the Fund’s outstanding shares.

Prudential Government Income Fund	57

Notes to Financial Statements (continued)

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended February 28, 2018:
Shares sold	2,569,711	$24,511,457
Shares issued in reinvestment of dividends and distributions	582,955	5,559,746
Shares reacquired	(6,418,474)	(61,196,268)

Net increase (decrease) in shares outstanding before conversion	(3,265,808)	(31,125,065)
Shares issued upon conversion from other share class(es)	54,207	517,919
Shares reacquired upon conversion into other share class(es)	(100,707)	(963,228)

Net increase (decrease) in shares outstanding	(3,312,308)	$(31,570,374)

Year ended February 28, 2017:
Shares sold	4,429,044	$43,021,817
Shares issued in reinvestment of dividends and distributions	468,033	4,542,225
Shares reacquired	(8,267,529)	(80,205,446)

Net increase (decrease) in shares outstanding before conversion	(3,370,452)	(32,641,404)
Shares issued upon conversion from other share class(es)	64,624	625,506
Shares reacquired upon conversion into other share class(es)	(496,033)	(4,754,192)

Net increase (decrease) in shares outstanding	(3,801,861)	$(36,770,090)

Class B
Year ended February 28, 2018:
Shares sold	5,465	$52,108
Shares issued in reinvestment of dividends and distributions	1,826	17,463
Shares reacquired	(43,268)	(413,237)

Net increase (decrease) in shares outstanding before conversion	(35,977)	(343,666)
Shares reacquired upon conversion into other share class(es)	(42,089)	(402,450)

Net increase (decrease) in shares outstanding	(78,066)	$(746,116)

Year ended February 28, 2017:
Shares sold	79,968	$778,272
Shares issued in reinvestment of dividends and distributions	1,936	18,812
Shares reacquired	(129,049)	(1,249,106)

Net increase (decrease) in shares outstanding before conversion	(47,145)	(452,022)
Shares reacquired upon conversion into other share class(es)	(63,584)	(616,100)

Net increase (decrease) in shares outstanding	(110,729)	$(1,068,122)

58

Class C	Shares	Amount
Year ended February 28, 2018:
Shares sold	116,485	$1,105,194
Shares issued in reinvestment of dividends and distributions	13,859	132,586
Shares reacquired	(291,502)	(2,782,228)

Net increase (decrease) in shares outstanding before conversion	(161,158)	(1,544,448)
Shares reacquired upon conversion into other share class(es)	(34,315)	(328,141)

Net increase (decrease) in shares outstanding	(195,473)	$(1,872,589)

Year ended February 28, 2017:
Shares sold	376,987	$3,671,427
Shares issued in reinvestment of dividends and distributions	9,228	89,629
Shares reacquired	(467,673)	(4,522,293)

Net increase (decrease) in shares outstanding before conversion	(81,458)	(761,237)
Shares reacquired upon conversion into other share class(es)	(38,663)	(368,409)

Net increase (decrease) in shares outstanding	(120,121)	$(1,129,646)

Class Q
Year ended February 28, 2018:
Shares sold	1,638,021	$15,564,503
Shares issued in reinvestment of dividends and distributions	103,313	981,765
Shares reacquired	(756,024)	(7,184,685)

Net increase (decrease) in shares outstanding before conversion	985,310	9,361,583
Shares issued upon conversion from other share class(es)	13,804	131,588
Shares reacquired upon conversion into other share class(es)	(4,072)	(38,969)

Net increase (decrease) in shares outstanding	995,042	$9,454,202

Period ended February 28, 2017*:
Shares sold	359,932	$3,416,086
Shares issued in reinvestment of dividends and distributions	16,417	157,500
Shares reacquired	(344,179)	(3,312,887)

Net increase (decrease) in shares outstanding before conversion	32,170	260,699
Shares issued upon conversion from other share class(es)	3,533,784	34,085,996

Net increase (decrease) in shares outstanding	3,565,954	$34,346,695

Class R
Year ended February 28, 2018:
Shares sold	301,035	$2,877,091
Shares issued in reinvestment of dividends and distributions	22,287	212,931
Shares reacquired	(546,995)	(5,226,245)

Net increase (decrease) in shares outstanding	(223,673)	$(2,136,223)

Year ended February 28, 2017:
Shares sold	781,369	$7,624,379
Shares issued in reinvestment of dividends and distributions	16,299	158,309
Shares reacquired	(665,638)	(6,457,847)

Net increase (decrease) in shares outstanding	132,030	$1,324,841

Prudential Government Income Fund	59

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended February 28, 2018:
Shares sold	2,770,828	$26,333,752
Shares issued in reinvestment of dividends and distributions	215,748	2,053,940
Shares reacquired	(5,197,283)	(49,381,445)

Net increase (decrease) in shares outstanding before conversion	(2,210,707)	(20,993,753)
Shares issued upon conversion from other share class(es)	113,593	1,083,281

Net increase (decrease) in shares outstanding	(2,097,114)	$(19,910,472)

Year ended February 28, 2017:
Shares sold	6,678,316	$64,807,230
Shares issued in reinvestment of dividends and distributions	186,895	1,809,457
Shares reacquired	(4,954,385)	(47,809,703)

Net increase (decrease) in shares outstanding before conversion	1,910,826	18,806,984
Shares issued upon conversion from other shares class(es)	535,060	5,113,195
Shares reacquired upon conversion into other share class(es)	(3,531,155)	(34,085,996)

Net increase (decrease) in shares outstanding	(1,085,269)	$(10,165,817)

*	Commencement of offering was August 9, 2016.

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended February 28, 2018.

60

Financial Highlights

Class A Shares
	Year Ended February 28/29,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.55	$9.72	$9.79	$9.52	$9.78
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.10	0.08	0.11	0.14
Net realized and unrealized gain (loss) on investment transactions	(0.17)	(0.12)	0.06	0.28	(0.19)
Total from investment operations	(0.05)	(0.02)	0.14	0.39	(0.05)
Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.11)	(0.10)	(0.12)	(0.15)
Distributions from net realized gains	(0.05)	(0.04)	(0.11)	-	(0.06)
Total dividends and distributions	(0.21)	(0.15)	(0.21)	(0.12)	(0.21)
Net asset value, end of year	$9.29	$9.55	$9.72	$9.79	$9.52
Total Return(b):	(0.61)%	(0.24)%	1.41%	4.08%	(0.47)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$289,049	$328,835	$371,571	$387,663	$412,384
Average net assets (000)	$312,816	$353,716	$373,443	$403,927	$435,734
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(e)	1.01%	1.02%	0.99%	1.01%	0.97%
Expenses before waivers and/or expense reimbursement(e)	1.01%	1.02%	0.99%	1.06%	1.02%
Net investment income (loss)	1.30%	1.05%	0.79%	1.15%	1.48%
Portfolio turnover rate(d)	428%	759%	778%	817%	1,042%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(e)	The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets through March 8, 2015. Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from 0.30% to 0.25% of average daily net assets.

See Notes to Financial Statements.

Prudential Government Income Fund	61

Financial Highlights (continued)

Class B Shares
	Year Ended February 28/29,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.56	$9.73	$9.80	$9.53	$9.80
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.03	- (e)	0.04	0.07
Net realized and unrealized gain (loss) on investment transactions	(0.18)	(0.13)	0.07	0.27	(0.20)
Total from investment operations	(0.13)	(0.10)	0.07	0.31	(0.13)
Less Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.03)	(0.03)	(0.04)	(0.08)
Distributions from net realized gains	(0.05)	(0.04)	(0.11)	-	(0.06)
Total dividends and distributions	(0.13)	(0.07)	(0.14)	(0.04)	(0.14)
Net asset value, end of year	$9.30	$9.56	$9.73	$9.80	$9.53
Total Return(b):	(1.40)%	(1.01)%	0.69%	3.30%	(1.32)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,193	$1,973	$3,085	$3,805	$5,687
Average net assets (000)	$1,497	$2,802	$3,151	$4,682	$7,274
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.80%	1.76%	1.74%	1.76%	1.72%
Expenses before waivers and/or expense reimbursement	2.25%	1.76%	1.74%	1.76%	1.72%
Net investment income (loss)	0.49%	0.30%	0.04%	0.40%	0.75%
Portfolio turnover rate(d)	428%	759%	778%	817%	1,042%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(e)	Less than $0.005 per share.

See Notes to Financial Statements.

62

Class C Shares
	Year Ended February 28/29,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.57	$9.74	$9.81	$9.54	$9.80
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.03	- (e)	0.04	0.07
Net realized and unrealized gain (loss) on investment transactions	(0.18)	(0.12)	0.07	0.27	(0.19)
Total from investment operations	(0.13)	(0.09)	0.07	0.31	(0.12)
Less Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.04)	(0.03)	(0.04)	(0.08)
Distributions from net realized gains	(0.05)	(0.04)	(0.11)	-	(0.06)
Total dividends and distributions	(0.13)	(0.08)	(0.14)	(0.04)	(0.14)
Net asset value, end of year	$9.31	$9.57	$9.74	$9.81	$9.54
Total Return(b):	(1.38)%	(1.01)%	0.69%	3.30%	(1.22)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$9,001	$11,126	$12,488	$10,016	$11,114
Average net assets (000)	$10,053	$12,570	$10,548	$10,394	$15,601
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.79%	1.77%	1.74%	1.76%	1.72%
Expenses before waivers and/or expense reimbursement	1.79%	1.77%	1.74%	1.76%	1.72%
Net investment income (loss)	0.51%	0.30%	0.03%	0.40%	0.75%
Portfolio turnover rate(d)	428%	759%	778%	817%	1,042%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(e)	Less than $0.005 per share.

See Notes to Financial Statements.

Prudential Government Income Fund	63

Financial Highlights (continued)

Class Q Shares
	Year Ended February 28, 2018	August 9, 2016(a) through February 28, 2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.52	$9.84
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.08
Net realized and unrealized gain (loss) on investment transactions	(0.18)	(0.32)
Total from investment operations	(0.01)	(0.24)
Less Dividends and Distributions:
Dividends from net investment income	(0.20)	(0.08)
Distributions from net realized gains	(0.05)	-
Total dividends and distributions	(0.25)	(0.08)
Net asset value, end of period	$9.26	$9.52
Total Return(c):	(0.19)%	(2.39)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$42,239	$33,956
Average net assets (000)	$38,343	$17,541
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.59%	0.62%	(f)
Expenses before waivers and/or expense reimbursement	0.59%	0.62%	(f)
Net investment income (loss)	1.75%	1.47%	(f)
Portfolio turnover rate(e)	428%	759%	(g)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.

64

Class R Shares
	Year Ended February 28/29,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.56	$9.73	$9.80	$9.53	$9.80
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.08	0.05	0.09	0.12
Net realized and unrealized gain (loss) on investment transactions	(0.18)	(0.12)	0.06	0.27	(0.20)
Total from investment operations	(0.08)	(0.04)	0.11	0.36	(0.08)
Less Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.09)	(0.07)	(0.09)	(0.13)
Distributions from net realized gains	(0.05)	(0.04)	(0.11)	-	(0.06)
Total dividends and distributions	(0.18)	(0.13)	(0.18)	(0.09)	(0.19)
Net asset value, end of year	$9.30	$9.56	$9.73	$9.80	$9.53
Total Return(b):	(0.88)%	(0.49)%	1.16%	3.82%	(0.82)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$13,718	$16,243	$15,242	$13,089	$10,560
Average net assets (000)	$14,559	$16,257	$13,851	$12,178	$10,227
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.29%	1.27%	1.24%	1.26%	1.22%
Expenses before waivers and/or expense reimbursement	1.54%	1.52%	1.49%	1.51%	1.47%
Net investment income (loss)	1.02%	0.81%	0.53%	0.90%	1.22%
Portfolio turnover rate(d)	428%	759%	778%	817%	1,042%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

Prudential Government Income Fund	65

Financial Highlights (continued)

Class Z Shares
	Year Ended February 28/29,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.53	$9.70	$9.77	$9.50	$9.76
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.13	0.10	0.13	0.17
Net realized and unrealized gain (loss) on investment transactions	(0.18)	(0.13)	0.06	0.28	(0.19)
Total from investment operations	(0.03)	0.00	0.16	0.41	(0.02)
Less Dividends and Distributions:
Dividends from net investment income	(0.18)	(0.13)	(0.12)	(0.14)	(0.18)
Distributions from net realized gains	(0.05)	(0.04)	(0.11)	-	(0.06)
Total dividends and distributions	(0.23)	(0.17)	(0.23)	(0.14)	(0.24)
Net asset value, end of year	$9.27	$9.53	$9.70	$9.77	$9.50
Total Return(b):	(0.36)%	0.00%	1.67%	4.34%	(0.22)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$74,262	$96,332	$108,544	$98,913	$73,888
Average net assets (000)	$93,050	$106,342	$98,389	$79,893	$83,182
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.76%	0.77%	0.74%	0.76%	0.72%
Expenses before waivers and/or expense reimbursement	0.76%	0.77%	0.74%	0.76%	0.72%
Net investment income (loss)	1.55%	1.31%	1.03%	1.40%	1.74%
Portfolio turnover rate(d)	428%	759%	778%	817%	1,042%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

See Notes to Financial Statements.

66

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Prudential Investment Portfolios, Inc. 14:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Prudential Government Income Fund (the “Fund”), a series of Prudential Investment Portfolios, Inc. 14, including the schedule of investments, as of February 28, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2018, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Prudential Retail investment companies since 2003.

New York, New York

April 17, 2018

Prudential Government Income Fund	67

Tax Information (unaudited)

We are advising you that during the year ended February 28, 2018, the Fund reports the maximum amount allowed per share but not less than $0.03 for Class A, B, C, Q, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended February 28, 2018, the Fund reports the maximum amount allowable but not less than 85.88% as interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the Federal tax status of the dividends received by you in calendar year 2018.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided that the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 30.22% of the dividends paid by the Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

68

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Ellen S. Alberding (60) Board Member Portfolios Overseen: 90	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013
Kevin J. Bannon (65) Board Member Portfolios Overseen: 90	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008
Linda W. Bynoe (65) Board Member Portfolios Overseen: 90	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Prudential Government Income Fund

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer-Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); Director, Manulife Asset Management Limited (2015-2017); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017
Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 90	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).	Since September 2017
Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 90	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008
Richard A. Redeker (74) Board Member Portfolios Overseen: 90	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

Prudential Government Income Fund

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Brian K. Reid (56)# Board Member Portfolios Overseen: 89	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 90	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.	Since July 2003

±	Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.
#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Stuart S. Parker (55) Board Member & President Portfolios Overseen: 90	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 90	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010
Grace C. Torres* (58) Board Member Portfolios Overseen: 89	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

Prudential Government Income Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014
Dino Capasso (43) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Deborah A. Docs (60) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2004

Visit our website at pgiminvestments.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005
Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005
Andrew R. French (55) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017
M. Sadiq Peshimam (54) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since February 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential Government Income Fund

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Government Income Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL GOVERNMENT INCOME FUND

SHARE CLASS	A	B	C	R	Z	Q
NASDAQ	PGVAX	PBGPX	PRICX	JDRVX	PGVZX	PGIQX
CUSIP	74439V107	74439V206	74439V305	74439V503	74439V404	74439V875

MF128E

     PRUDENTIAL FLOATING RATE INCOME FUND

ANNUAL REPORT

FEBRUARY 28, 2018

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: To maximize current income. Capital appreciation is a secondary investment objective, but only when consistent with the Fund’s primary objective.

Highlights (unaudited)

•

Security selection was the primary driver of the Fund’s returns relevant to the Credit Suisse Leveraged Loan Index (the Index), highlighted by holdings in the transportation, retail, information technology, and energy sectors.

•

The Fund benefited from broad-based industry selection, including a modest overweight (holding a larger percentage of securities than the Index) in the energy sector and overweight positions in manufacturing, health care, and information technology.

•	The Fund was hampered by overweight positions in the retail and food & drug industries, as well as an underweight (holding a smaller percentage of securities than the Index) in the service industry.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings is for the period covered by this report and is subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved renaming the Fund’s Class Q shares as Class R6 shares, effective on June 11, 2018. The renaming of Class Q shares as Class R6 shares will not result in any changes to pricing, eligibility, or shareholder rights and obligations. The renamed Class R6 shares will not be exchangeable with Class R6 shares of the Prudential Day One Funds or the Prudential 60/40 Allocation Fund.

- Not part of the Annual Report -

Prudential Floating Rate Income Fund	3

PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), each Fund’s Class A, Class C, Class R and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Funds as new additions to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Funds.

In addition, on or about the Effective Date, the Class R shares of each Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z or Class Q shares of the Funds, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Funds’ Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

- Not part of the Annual Report -

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However, the following new investors may continue to purchase Class A, Class C, Class R and Class Z shares of a Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in a Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R or Class Z shares of a Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of a Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Funds also reserve the right to refuse any purchase order that might disrupt management of a Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

- Not part of the Annual Report -

Prudential Floating Rate Income Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for Prudential Floating Rate Income Fund informative and useful. The report covers performance for the 12-month period ended February 28, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds will be renamed from Prudential to PGIM Funds. Renaming our funds is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name is changing. Your Fund’s management and operation, along with the Fund’s symbols, will remain the same.*

Over the reporting period, global economic growth continued its positive momentum, and central banks gradually tightened monetary policy. The US economy experienced moderate expansion and robust employment levels.

Equity returns were solid, due to healthy earnings expectations and the anticipated impact from tax reform. Global equities, including emerging markets, generally posted strong returns. US equities soared on new regulatory policy and revised corporate tax legislation. However, late in the period volatility arose on jitters over inflation and rising interest rates, tariffs, and a potential trade war.

In bond markets, US Treasury yields rose across both short and longer maturities. European bonds followed and often led during the period. In Japan, policy stance kept yields considerably lower. US corporate bonds handily outpaced Treasuries. Although most bond market sectors delivered positive returns, a great deal of gains were erased at the end of the period. Shortly afterward, the Federal Reserve hiked interest rates for the sixth time since 2015, based on confidence in the economy.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Floating Rate Income Fund

April 16, 2018

*Note: The Prudential Day One Funds will not be changing their names.

Prudential Floating Rate Income Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 2/28/18 (with sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	1.29	3.08	3.63 (3/30/11)
Class C	2.92	2.97	3.35 (3/30/11)
Class Z	4.86	3.99	4.39 (3/30/11)
Class Q	4.91	N/A	4.17 (4/27/15)
Credit Suisse Leveraged Loan Index	4.39	4.28	—
Lipper Loan Participation Funds Average	3.53	3.29	—

	Average Annual Total Returns as of 2/28/18 (without sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	4.70	3.76	4.13 (3/30/11)
Class C	3.92	2.97	3.35 (3/30/11)
Class Z	4.86	3.99	4.39 (3/30/11)
Class Q	4.91	N/A	4.17 (4/27/15)
Credit Suisse Leveraged Loan Index	4.39	4.28	—
Lipper Loan Participation Funds Average	3.53	3.29	—

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Floating Rate Income Fund (Class Z shares) with a similar investment in the Credit Suisse Leveraged Loan Index by portraying the initial account values at the commencement of operations of Class Z shares (March 30, 2011) and the account values at the end of the current fiscal year (February 28, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class C, and Class Q shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC, Lipper Inc., and Credit Suisse

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the Fund’s inception date.

Prudential Floating Rate Income Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A*	Class C*	Class Z*	Class Q**
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

*Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the ‘PRUDENTIAL FUNDS-UPDATE” on page 4 of this report for more information.

**Class Q shares will be renamed as Class R6 shares effective on June 11, 2018. Please see the “PRUDENTIAL FUNDS-UPDATE” on page 3 of this report for more information.

Benchmark Definitions

Credit Suisse Leveraged Loan Index—The Credit Suisse Leveraged Loan Index (the Index) is an unmanaged index that represents the investable universe of the dollar-denominated leveraged loan market. The average annual total returns for the Index through 2/28/18 measured from the month-end closest to the inception date of the Fund’s Class A, C, and Z shares is 4.53% and 4.14% for Class Q shares.

Lipper Loan Participation Funds Average—The Lipper Loan Participation Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Loan Participation Funds universe for the periods noted. Funds in the Lipper Average invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. The average annual total returns for the Lipper Average through 2/28/18 measured from the month-end closest to the inception date of the Fund’s Class A, C, and Z shares is 3.60% and 3.31% for Class Q shares.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Credit Quality expressed as a percentage of total investments as of 2/28/18 (%)
A	0.5
BBB	2.7
BB	27.0
B	67.3
CCC	1.9
Not Rated	0.4
Cash/Cash Equivalents	0.2
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Distributions and Yields as of 2/28/18
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.47	4.50	4.27
Class C	0.39	3.90	3.67
Class Z	0.49	4.90	4.73
Class Q	0.50	4.95	5.00

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

Prudential Floating Rate Income Fund	11

Strategy and Performance Overview

How did the Fund perform?

The Prudential Floating Rate Income Fund’s Class Z shares returned 4.86% for the 12-month reporting period ended February 28, 2018, outperforming the 4.39% return of the Credit Suisse Leveraged Loan Index (the Index). The Fund also outperformed the 3.53% return of the Lipper Loan Participation Funds Average.

What were market conditions?

•

Despite rising equities and solid corporate earnings, loan prices declined modestly during the second quarter of 2017 in response to the record level of repricing activity that reduced borrowing costs. However, coupon return more than offset price losses during quarter. Investment inflows were positive, with more than $3.6 billion coming into the asset class. At the same time, new-issue volume was strong, with most of the proceeds being used for refinancing and repricing activities.

•

In the third quarter of 2017, the floating rate loan market advanced amid record high equity valuations and improving commodity prices. Lower-rated loans outperformed, with CCC-rated issues outpacing B- and BB-rated issues. Although retail floating rate loan mutual funds experienced investment outflows, the asset class was supported by strong demand from collateralized loan obligations (CLO), which are used by structured product vehicles that buy bank loan loans as underlying collateral.

•

During the fourth quarter of 2017, volatility increased in the financial markets overall, driven by uncertainty around US tax reform, questions surrounding global economic growth, and mounting idiosyncratic risk across a handful of sectors (retail, health care, and telecommunications). However, floating rate loans largely escaped the turbulence. Lower-rated loans continued to outperform, with CCC-rated issues outpacing B- and BB-rated issues.

•

The floating rate loan market was resilient during January and February 2018, as volatility continued across asset classes. US equities experienced their worst sell off since January 2016, crude oil prices fell, and the 10-year US Treasury yield rose to a four-year high. In contrast, floating rate loans provided positive returns as investor concerns about inflation increased.

•

Floating rate loans slightly outperformed high yield corporate bonds during the reporting period overall. Corporate bonds broadly outpaced Treasuries, which slightly outperformed agency mortgage-backed securities. Although most bond market sectors delivered positive returns during the period, significant gains were erased due to volatility during January and February.

What worked?

•	Security selection was the primary driver of the Fund’s relative returns, highlighted by holdings in the transportation, retail, information technology, and energy sectors.

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•

In terms of individual issue selection, the Fund’s investments in Fieldwood Energy (energy), Avaya (information technology), Toys R Us (retail), HGIM Corp. (transportation), and Cole Haan (retail) were the top positive contributors to relative performance.

•

The Fund benefited from broad-based industry selection, including a modest overweight versus the Index in the energy sector and overweight positions in manufacturing, health care, and information technology.

•	An underweight in BB-rated floating rate loans, coupled with an overweight in B-rated floating rate loans, added to relative results.

What didn’t work?

•	The Fund was hampered by overweight positions in the retail and food & drug industries, as well as an underweight in the service industry.

•	The Fund’s underweight to lower-quality floating rate loans (CCC-rated and below), which outperformed during the period, hurt relative returns.

•	Overweights to Petco Animal Supplies and PetSmart (both retail) and an underweight to Concordia Healthcare (pharmaceuticals) were the largest single-name detractors from relative performance.

Did the Fund use derivatives, and how did they affect performance?

•

The Fund held interest rate swaps to help manage the portfolio’s duration and yield curve exposure and to reduce its sensitivity to changes in the levels of interest rates. Overall, this strategy had a negligible impact on performance during the reporting period. The Portfolio used credit default swaps to hedge credit risk of the portfolio in order to decrease credit risk. Credit default swaps establish exposure to a desired credit or index within the letter and spirit of the investment guidelines. The use of credit default swaps had a negligible impact on performance.

Current outlook

•	PGIM Fixed Income continues to believe that floating rate loans offer good protection against anticipated Federal Reserve interest rate increases.

•	In the view of PGIM Fixed Income, demand for floating rate loans should remain elevated due to CLO issuance, retail mutual fund demand, and global institutional investor interest.

•

PGIM Fixed Income believes that credit fundamentals remain strong as global economic growth accelerates, but has begun to notice weaker lender protections in certain credit agreements. Therefore, PGIM Fixed Income plans to remain vigilant about investment underwriting standards.

Prudential Floating Rate Income Fund	13

Strategy and Performance Overview (continued)

•	At the end of the reporting period, PGIM Fixed Income favored floating rate loans that are secured by hard assets (such as a manufacturing facility or real estate) and are senior secured.

•

In terms of sectors at the end of the period, the Fund was focused on more defensive industries, such as cable, health care, and specialty chemicals, that may be better able to withstand an extended or deep global economic slowdown. The Fund had less exposure to cyclical industries and companies in secular decline, including energy, independent power producers, department stores and apparel credits, and print media.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended February 28, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

Prudential Floating Rate Income Fund	15

Fees and Expenses (continued)

period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Floating Rate Income Fund		Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,028.80	0.95%	$4.78
	Hypothetical	$1,000.00	$1,020.08	0.95%	$4.76
Class C	Actual	$1,000.00	$1,025.00	1.70%	$8.54
	Hypothetical	$1,000.00	$1,016.36	1.70%	$8.50
Class Z	Actual	$1,000.00	$1,030.10	0.70%	$3.52
	Hypothetical	$1,000.00	$1,021.32	0.70%	$3.51
Class Q	Actual	$1,000.00	$1,030.40	0.65%	$3.27
	Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2018, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

16	Visit our website at pgiminvestments.com

Schedule of Investments

as of February 28, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS 94.8%

ASSET-BACKED SECURITY 0.5%

Collateralized Loan Obligation
West CLO Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A, 3 Month LIBOR + 3.400% (cost $2,513,889)	5.167	%(c)	10/30/23	2,500	$2,501,687

BANK LOANS 90.1%

Aerospace & Defense 1.4%
Greenrock Finance, Inc., First Lien Initial USD Term B Loan, 3 Month LIBOR + 3.500%^	5.190	(c)	06/28/24	1,250	1,262,500
Sequa Mezzanine Holdings LLC, Initial Term Loan (First Lien), 3 Month LIBOR + 5.000%	6.550	(c)	11/26/21	1,493	1,509,291
Standardaero Aviation Holdings, Inc., Initial Term Loan, 1 Month LIBOR + 3.750%	5.400	(c)	07/07/22	2,812	2,833,761
Transdigm, Inc., New Tranche G Term Loans, 3 Month LIBOR + 2.500%	4.100	(c)	08/22/24	1,961	1,966,890

					7,572,442

Automotive 3.2%
American Tire Distributors, Inc., Initial Term Loan, 1 Month LIBOR + 4.250%	5.900	(c)	09/01/21	1,458	1,470,894
BBB Industries US Holdings, Inc., Initial Term Loan (First Lien), 1 Month LIBOR + 4.500%	6.150	(c)	11/03/21	1,183	1,188,590
Bright Bidco BV (Netherlands), 2018 Refinancing Term Loan B, 1 - 2 Month LIBOR + 3.500%	5.170	(c)	06/28/24	2,164	2,196,587
Capital Automotive L.P., Initial Tranche B Term Loan (Second Lien), 1 Month LIBOR + 6.000%	7.650	(c)	03/24/25	813	827,288
Dexko Global, Inc., Replacement US Dollar Term B Loan, 2 Month LIBOR + 3.500%	5.250	(c)	07/24/24	1,147	1,156,207
Highline Aftermarket Acquisition LLC, Term Loan, 3 Month LIBOR + 4.250%	6.000	(c)	03/18/24	621	623,114
Horizon Global Corp.,
2017 Replacement Term Loan, 1 Month LIBOR + 4.500%^	6.150	(c)	06/30/21	955	955,400
Term Loan^	—	(p)	06/30/24	575	572,376
Innovative Xcessories & Services LLC, Term Loan, 3 Month LIBOR + 4.750%	6.210	(c)	11/29/22	698	705,660
Navistar, Inc., Tranche B Term Loan, 1 Month LIBOR + 3.500%	5.080	(c)	11/06/24	2,450	2,456,125
Sage Automotive Interiors, Inc., Initial Term Loan, 1 Month LIBOR + 5.000%	6.650	(c)	11/08/22	2,525	2,546,589

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	17

Schedule of Investments (continued)

as of February 28, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
BANK LOANS (Continued)

Automotive (cont’d.)
Superior Industries International, Inc., Closing Date Term Loan, 1 Month LIBOR + 4.500%	6.150	%(c)	05/22/24	448	$451,323
Tower Automotive Holdings USA LLC, Third Refinancing Term Loan, 1 Month LIBOR + 2.750%	4.380	(c)	03/07/24	1,670	1,671,129
Tweddle Group, Inc., Closing Date Term Loan, 3 Month LIBOR + 6.000%^	7.770	(c)	10/24/22	1,156	1,130,470

					17,951,752

Brokerage 0.9%
Harnourvest Partners LLC, Term Loan	—	(p)	02/28/25	1,650	1,647,938
Jefferies Finance LLC, Term Loan, 2 Month LIBOR + 2.500%	4.310	(c)	08/02/24	799	799,811
NFP Corp., Term B Loan, 1 Month LIBOR + 3.000%	4.650	(c)	01/08/24	1,238	1,241,699
VFH Parent LLC, Term B-1 Loan, 3 Month LIBOR + 3.250%	4.940	(c)	12/30/21	1,548	1,560,326

					5,249,774

Building Materials & Construction 1.0%
CHI Overhead Doors, Inc., Initial Term Loan, 3 Month LIBOR + 3.250%	4.940	(c)	07/29/22	1,310	1,312,777
Interior Logic Group, Inc., Initial Term Loan, 1 Month LIBOR + 6.000%^	7.650	(c)	02/28/24	1,805	1,809,199
LBM Borrower LLC, Tranche C Term Loan, 3 Month LIBOR + 3.750%	5.450	(c)	08/19/22	1,772	1,787,009
Quikrete Holdings, Inc., Initial Loan (First Lien), 1 Month LIBOR + 2.750%	4.400	(c)	11/15/23	904	907,298

					5,816,283

Building Products 0.2%
Forterra Finance LLC, Replacement Term Loan, 1 Month LIBOR + 3.000%	4.650	(c)	10/25/23	1,460	1,369,218

Cable 2.5%
Altice Financing SA (Luxembourg), October 2017 USD Term Loan, 3 Month LIBOR + 2.750%	4.470	(c)	01/30/26	748	736,716
Intelsat Jackson Holdings SA (Luxembourg), Tranche B-3 Term Loan, 3 Month LIBOR + 3.750%	5.710	(c)	11/27/23	2,300	2,281,671
Meredith Corp., Term Loan, 3 Month LIBOR + 3.000%	4.660	(c)	01/31/25	950	954,898
Numericable U.S. LLC (France),
USD TLB-11 Term Loan, 3 Month LIBOR + 2.750%	4.520	(c)	07/31/25	596	568,702
USD TLB-12 Term Loan, 3 Month LIBOR + 3.000%	4.720	(c)	02/02/26	1,721	1,648,992

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
BANK LOANS (Continued)

Cable (cont’d.)
Radiate Holdcco LLC, Term Loan	—	%(p)	02/01/24	2,700	$2,695,499
Sinclair TV Grouup, Inc., Term Loan	—	(p)	01/29/25	2,175	2,180,048
WideOpenWest Finance LLC, Refinancing Term B Loan, 1 Month LIBOR + 3.250%	4.850	(c)	08/18/23	1,047	1,044,430
Xplornet Communications, Inc. (Canada), Term B Loan, 3 Month LIBOR + 4.750%	6.440	(c)	09/09/21	1,953	1,971,048

					14,082,004

Capital Goods 8.5%
American Traffic Solution, Term Loan^	—	(p)	02/23/25	1,000	1,005,000
Anvil International LLC, Initial Term Loan B, 1 - 2 Month LIBOR + 4.500%^	6.220	(c)	08/01/24	1,721	1,737,894
Apex Tool Group LLC,
First Lien Term Loan, 3 Month LIBOR + 3.750%	5.400	(c)	02/01/22	350	349,750
First Lien Term Loan, 3 Month LIBOR + 3.750%	5.400	(c)	01/31/20	1,522	1,521,483
AVSC Holdings Corp., Term Loan	—	(p)	02/23/25	450	451,125
Blount International, Inc., Initial Term Loan, 1 Month LIBOR + 4.250%	5.830	(c)	04/12/23	775	785,656
Brand Energy & Infrastructure Services, Inc., Initial Term Loan, 2 - 3 Month LIBOR + 4.250%	5.960	(c)	06/21/24	3,507	3,531,246
CD&R Hydra Buyer, Inc., Initial Term Loan, 1 Month LIBOR + 3.750%^	5.330	(c)	12/11/24	650	653,250
Charah LLC, Initial Loan, 3 Month LIBOR + 6.250%^	7.710	(c)	10/25/24	875	883,750
Contanda LLC, Term Loan, 3 Month LIBOR + 3.500%^	5.190	(c)	02/27/20	575	559,187
CPM Acquisition Corp.,
Initial Term Loan (First Lien), 1 Month LIBOR + 4.250%	5.820	(c)	04/11/22	1,181	1,194,888
Second Lien Term Loan, 1 Month LIBOR + 8.250%	9.900	(c)	04/10/23	200	202,500
Crosby US Acquisition Corp., First Lien Initial Term Loan, 3 Month LIBOR + 3.000%	4.900	(c)	11/23/20	3,046	2,990,959
Diversitech Holdings, Inc., Initial Term Loan (First Lien), 3 Month LIBOR + 3.500%	5.200	(c)	06/03/24	1,775	1,778,375
Douglas Dynamics LLC, 2017 Replacement Term Loan B, 3 Month LIBOR + 3.000%^	4.700	(c)	12/31/21	1,403	1,407,853
DXP Enterprises, Inc., Initial Term Loan, 1 Month LIBOR + 5.500%^	7.150	(c)	08/16/23	723	717,764
Dynacast International LLC, Term B-1 Loan (First Lien), 3 Month LIBOR + 3.250%^	4.940	(c)	01/28/22	2,094	2,106,824
Engineered Machinery Holdings, Inc., First Lien Initial Term Loan, 3 Month LIBOR + 3.250%	4.940	(c)	07/19/24	1,375	1,378,437

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	19

Schedule of Investments (continued)

as of February 28, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
BANK LOANS (Continued)

Capital Goods (cont’d.)
EXC Holdings III Corp, First Lien Initial USD Term Loan, 6 Month LIBOR + 3.500%^	5.160	%(c)	12/02/24	650	$655,687
Gopher Resource LLC, Term Loan	—	(p)	03/31/25	975	982,312
Gopher Sub, Inc., Term Loan^	—	(p)	02/03/25	102	102,121
Helix Acquisition Holdings, Inc., First Lien Initial Term Loan, 3 Month LIBOR + 4.000%^	5.690	(c)	09/27/24	1,172	1,177,923
Hi-Crush Partners LP, Advance, 3 Month LIBOR + 4.000%	5.660	(c)	12/16/24	575	580,031
Ilpea Parent, Inc., Term Loan, 1 Month LIBOR + 5.500%^	7.150	(c)	03/02/23	981	981,250
Janus International Group LLC, Term Loan^	—	(p)	03/31/25	450	448,875
K&N Parent, Inc., Initial Term Loan, 1 Month LIBOR + 4.750%^	6.400	(c)	10/20/23	1,471	1,448,588
Kemet Corp., Initial Term Loan, 1 Month LIBOR + 6.000%^	7.650	(c)	04/26/24	536	544,294
Milacron LLC, Term B Loan, 1 Month LIBOR + 2.750%	4.400	(c)	09/28/23	1,349	1,352,414
North American Lifting Holdings, Inc., First Lien Term Loan, 3 Month LIBOR + 4.500%	6.190	(c)	11/27/20	486	454,496
On Assignment, Inc., Term Loan	—	(p)	04/30/25	1,200	1,204,500
Penn Engineering & Manufacturing Corp., Tranche B Term Loan, 1 Month LIBOR + 2.750%^	4.320	(c)	06/27/24	547	548,618
Pro Mach, Inc., Term Loan	—	(p)	03/31/25	1,100	1,102,750
PSC Industrial Holdings Corp., Term Loan (First Lien), 1 Month LIBOR + 4.250%	5.840	(c)	10/11/24	1,075	1,070,297
Robertshaw US Holdings Corp., Term Loan	—	(p)	02/28/25	1,125	1,134,844
Safe Fleet Holdings LLC, Initial Term Loan (First Lien), 3 Month LIBOR + 3.000%	4.780	(c)	02/03/25	1,475	1,475,922
Synagro Infrastructure Co., Inc., Term Loan, 3 Month LIBOR + 5.3750%^	7.065	(c)	08/21/20	168	158,663
Tank Holding Corp. (Roto Acquisition Corp.), Initial Term Loan, 1 - 3 Month LIBOR + 4.250%	5.907	(c)	03/16/22	910	911,839
Thermon Holding Corp., Term B Loan, 1 Month LIBOR + 3.750%	5.330	(c)	10/30/24	525	528,281
TRC Companies, Inc., Refinancing Term Loan, 1 Month LIBOR + 3.500%^	5.070	(c)	06/21/24	823	829,110
Unifrax I LLC, 2017 Incremental Dollar Term Loan, 3 Month LIBOR + 3.500%	5.190	(c)	04/04/24	1,716	1,733,550
UOS LLC, Initial Term Loan, 1 Month LIBOR + 5.500%^	7.150	(c)	04/18/23	299	306,709
US Security Associates Holdings, Inc., Initial Term Loan, 3 Month LIBOR + 4.000%	5.690	(c)	07/14/23	1,509	1,519,162
Vac, Inc. (Germany), Term Loan^	—	(p)	03/31/25	1,500	1,496,250

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
BANK LOANS (Continued)

Capital Goods (cont’d.)
Vertiv Group Corp., Term B Loan, 1 Month LIBOR + 4.000%	5.580	%(c)	11/30/23	1,071	$1,075,881
Wireco Worldgroup, Inc., First Lien Term Loan, 3 Month LIBOR + 5.500%	7.480	(c)	09/29/23	568	572,071

					47,652,379

Chemicals 3.0%
A Schulman, Inc., Initial US Term B Loan, 1 Month LIBOR + 3.250%	4.865	(c)	06/01/22	429	429,912
Albaugh LLC, 2017 Refinancing Term Loan, 1 Month LIBOR + 3.500%^	5.140	(c)	12/06/24	825	833,250
Alpha US Bidco, Inc. (United Kingdom), Initial Term B-1 Loan, 3 Month LIBOR + 3.000%	4.690	(c)	01/31/24	1,194	1,201,462
Colouroz Midco - Colouroz Investment 2 LLC (Germany), Second Lien Initial Term B-2 Loan, 3 Month LIBOR + 7.250%	8.990	(c)	09/06/22	118	99,270
Cyanco Intermediate Corp., Initial Term Loan, 1 Month LIBOR + 4.500%	6.150	(c)	05/01/20	1,342	1,342,757
Dubois Chemicals, Inc.,
First Lien Delayed Draw Term Loan, 3 Month LIBOR + 3.750%	5.338	(c)	03/15/24	82	81,871
First Lien Initial Term Loan, 1 Month LIBOR + 3.750%	5.400	(c)	03/15/24	1,135	1,138,004
Emerald Performance Materials LLC, Second Lien Initial Term Loan, 1 Month LIBOR + 7.750%	9.400	(c)	08/01/22	300	302,250
KMG Chemicals, Inc., Initial Term Loan, 1 Month LIBOR + 2.750%	4.400	(c)	06/17/24	841	844,560
Macdermid, Inc., Tranche B-6 Term Loan, 1 Month LIBOR + 3.000%	4.650	(c)	06/07/23	905	911,522
Nexeo Solutions, LLC, Term Loan B-1, 3 Month LIBOR + 3.250%	5.063	(c)	06/09/23	1,689	1,707,705
Oxea Corp., Tranche B-2 Term Loan, 3 Month LIBOR + 3.500%	5.250	(c)	10/11/24	1,845	1,849,988
Plaskolite LLC, Term Loan (First Lien), 3 Month LIBOR + 4.000%^	5.690	(c)	11/03/22	758	759,737
Road Infrastructure Investment Holdings, Inc., Term Loan (First Lien), 1 Month LIBOR + 3.500%	5.070	(c)	06/13/23	1,528	1,527,086
Sonneborn LLC, Initial US Term Loan, 1 Month LIBOR + 3.750%^	5.400	(c)	12/10/20	665	662,467
Sonneborn Refined Products BV, Initial BV Term Loan, 1 Month LIBOR + 3.750%^	5.400	(c)	12/10/20	117	116,906

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	21

Schedule of Investments (continued)

as of February 28, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
BANK LOANS (Continued)

Chemicals (cont’d.)
Tronox Finance LLC,
First Lien Blocked Dollar Term Loan, 3 Month LIBOR + 3.000%	4.690	%(c)	09/23/24	363	$364,929
First Lien Initial Dollar Term Loan, 3 Month LIBOR + 3.000%	4.690	(c)	09/23/24	837	842,143
WR Grace & Co., Term Loan	—	(p)	03/31/25	1,500	1,503,125

					16,518,944

Consumer 6.0%
Alphabet Holding Co., Inc., First Lien Initial Term Loan, 1 Month LIBOR + 3.500%	5.150	(c)	09/26/24	1,372	1,320,129
Arctic Glacier Usa, Inc., Initial Term Loan, 1 Month LIBOR + 4.250%	5.900	(c)	03/20/24	993	994,154
ASP MCS Acquisition Corp, Initial Term Loan, 1 Month LIBOR + 4.750%^	6.400	(c)	05/20/24	1,269	1,276,554
Calceus Acquisition, Inc., Tranche B Term Loan, 1 Month LIBOR + 4.000%^	5.650	(c)	01/31/20	2,307	2,278,325
DG Investment Intermediate Holdings 2, Inc.,
First Lien Initial Term Loan, 3 Month LIBOR + 3.000%	4.660	(c)	02/03/25	948	945,621
Second Lien Initial Term Loan, 3 Month LIBOR + 6.750%^	8.410	(c)	02/02/26	500	502,500
Diamond (BC) BV, Initial USD Term Loan, 2 Month LIBOR + 3.000%	4.650	(c)	09/06/24	1,825	1,820,437
EAB Global, Inc., First Lien Term Loan, 3 Month LIBOR + 3.750%^	5.480	(c)	11/15/24	1,900	1,907,125
Galleria Co., Term B Loan, 1 Month LIBOR + 3.000%^	4.630	(c)	09/29/23	499	501,867
Global Appliance, Inc., Tranche B Term Loan, 1 Month LIBOR + 4.000%	5.570	(c)	10/04/24	1,097	1,112,337
Hoffmaster Group, Inc., First Lien Initial Term Loan, 3 Month LIBOR + 4.500%	6.190	(c)	11/21/23	1,609	1,624,837
Legalzoom.Com, Inc., First Lien Initial Term Loan, 1 Month LIBOR + 4.500%^	6.090	(c)	11/21/24	875	879,375
Oak Parent, Inc., Initial Term Loan, 1 Month LIBOR + 4.500%^	6.150	(c)	10/26/23	1,067	1,018,837
Ozark Holdings LLC, Initial Term Loan, 1 Month LIBOR + 3.250%	4.820	(c)	07/03/23	1,525	1,525,000
Plaze, Inc., Term Loan, 3 Month LIBOR + 3.500%^	5.165	(c)	08/01/22	1,899	1,908,763
Pods LLC, Tranche B-3 Term Loan, 1 Month LIBOR + 3.000%	4.580	(c)	12/06/24	1,946	1,957,785

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
BANK LOANS (Continued)

Consumer (cont’d.)
Radio Systems Corp., Term Loan, 1 Month LIBOR + 3.500%^	5.150	%(c)	05/02/24	946	$949,108
Recess Holdings, Inc.,
First Lien Delayed Draw Term Loan, 3 Month LIBOR + 3.750%	5.443	(c)	09/18/24	107	107,612
First Lien Initial Term Loan, 3 Month LIBOR + 3.750%	5.250	(c)	09/18/24	791	794,335
Revlon Consumer Products Corp., Initial Term B Loan, 1 Month LIBOR + 3.500%	5.150	(c)	09/07/23	1,952	1,555,461
Rough Country LLC, First Lien Term Loan, 1 Month LIBOR + 4.500%^	6.070	(c)	05/25/23	852	853,727
Serta Simmons Bedding LLC, First Lien Initial Term Loan, 3 Month LIBOR + 3.500%	5.240	(c)	11/08/23	2,154	2,078,197
Sterling Midco Holdings, Inc., Initial Term Loan (First Lien), 1 Month LIBOR + 3.500%	5.150	(c)	06/19/24	1,720	1,723,830
Strategic Partners Acquisition Corp., Initial Term Loan, 1 Month LIBOR + 3.750%^	5.400	(c)	06/30/23	1,435	1,444,000
Truck Hero, Inc., First Lien Initial Term Loan, 3 Month LIBOR + 4.000%	5.640	(c)	04/22/24	2,015	2,024,321
Trugreen Limited Partnership, New Term Loan B, 3 Month LIBOR + 4.000%^	5.540	(c)	04/13/23	716	718,640

					33,822,877

Electric 2.9%
Calpine Corp., Term Loan (05/15),
3 Month LIBOR + 2.500%	4.200	(c)	01/15/24	2,627	2,632,336
3 Month LIBOR + 2.500%	4.200	(c)	01/15/23	735	738,101
Dynegy, Inc., Tranche C-2 Term Loan, 1 Month LIBOR + 2.750%	4.350	(c)	02/07/24	2,972	2,988,969
Helix Gen Funding LLC, Term Loan, 3 Month LIBOR + 3.750%	5.440	(c)	06/03/24	1,904	1,920,823
Intergen NV, Term Advance, 1 Month LIBOR + 4.500%	6.080	(c)	06/15/20	465	465,014
Lightstone Holdco LLC,
2018 Refinancing Term B Facility, 1 Month LIBOR + 3.750%	5.400	(c)	01/30/24	4,268	4,244,131
2018 Refinancing Term C Facility, 1 Month LIBOR + 3.750%^	5.400	(c)	01/30/24	271	256,109
Powerteam Services LLC,
First Lien Initial Term Loan, 3 Month LIBOR + 3.250%	4.940	(c)	05/06/20	1,199	1,198,870
Term Loan	—	(p)	03/31/25	1,500	1,500,000

					15,944,353

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	23

Schedule of Investments (continued)

as of February 28, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
BANK LOANS (Continued)

Energy - Other 2.4%
Ascent Resources - Marcellus LLC,
First Lien Term Loan, 1 - 3 Month LIBOR + 4.250%	5.444	%(c)	08/04/20	1,417	$819,999
Second Lien Term Loan, 1 - 3 Month LIBOR + 7.500%	8.766	(c)	08/04/21	300	9,250
BCP Raptor LLC, Initial Term Loan, 1 - 2 Month LIBOR + 4.250%	5.970	(c)	06/24/24	815	821,490
BCP Renaissance Parent LLC, Initial Term Loan, 3 Month LIBOR + 4.000%	5.770	(c)	10/31/24	1,650	1,664,850
California Resources Corp., Term Loan (08/16), 1 Month LIBOR + 10.380%^	11.970	(c)	12/31/21	1,275	1,453,500
Consol Energy, Inc., Initial Term B Loan, 1 - 3 Month LIBOR + 6.000%^	7.820	(c)	11/28/22	1,375	1,409,375
FTS International, Inc., Initial Term Loan, 1 Month LIBOR + 4.750%	6.320	(c)	04/16/21	222	221,340
Lucid Energy Group II Borrower LLC, Initial Term Loan, 3 Month LIBOR + 3.000%^	4.590	(c)	01/31/25	2,000	2,005,000
Medallion Midland Acquisition LLC, Initial Term Loan, 1 Month LIBOR + 3.250%^	4.900	(c)	10/30/24	1,125	1,125,000
MEG Energy Corp. (Canada), Initial Term Loan, 3 Month LIBOR + 3.500%	5.200	(c)	12/29/23	2,057	2,058,953
Navitas Midstream Midland Basin LLC, Initial Term Loan, 1 Month LIBOR + 4.500%^	6.090	(c)	12/13/24	2,000	1,995,000

					13,583,757

Energy - Refining 0.5%
Citgo Petroleum Corp., Term B Loan, 3 Month LIBOR + 3.500%	5.190	(c)	07/29/21	2,870	2,855,915

Foods 3.3%
Agro Merchants North America Holdings, Inc., First Lien Effective Date Loan, 1 Month LIBOR + 3.750%^	5.400	(c)	12/06/24	875	883,750
Allflex Holdings III, Inc., Initial Term Loan (First Lien), Private Placement, 3 Month LIBOR + 3.250%	5.140	(c)	07/17/20	1,025	1,030,161
Chefs’ Warehouse Inc., (The), Term Loan, 1 Month LIBOR + 4.000%	5.650	(c)	06/22/22	1,074	1,081,954
CSM Bakery Solutions LLC,
First Lien Term Loan, 3 Month LIBOR + 4.000%	5.700	(c)	07/03/20	1,561	1,550,605
Term Loan (Second Lien), 3 Month LIBOR + 7.750%^	9.450	(c)	07/05/21	600	588,000
JBS USA LUX SA, Initial Term Loan, 3 Month LIBOR + 2.500%	4.100	(c)	10/31/22	3,331	3,313,847

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
BANK LOANS (Continued)

Foods (cont’d.)
Milk Specialties Company (D/B/A MSG Nutritional Ingredients), New Term Loan, 3 Month LIBOR + 4.000%	5.690	%(c)	08/16/23	1,781	$1,788,513
Packers Holdings LLC, Initial Term Loan, 3 Month LIBOR + 3.250%	4.740	(c)	12/04/24	1,625	1,626,354
Refresco Group NV (Netherlands),
Facility B (USD) Loan, 3 Month LIBOR + 2.750%	4.590	(c)	01/29/25	500	501,562
Term Loan^	—	(p)	03/31/25	800	800,000
Shearer’s Foods LLC,
2015 Incremental Term Loan, 3 Month LIBOR + 4.250%^	5.940	(c)	06/30/21	495	496,187
First Lien Term Loan, 3 Month LIBOR + 3.940%^	5.630	(c)	06/30/21	1,914	1,923,262
Tacala LLC, Term Loan	—	(p)	02/28/25	1,100	1,105,500
TKC Holdings, Inc.,
Initial Term Loan (First Lien), 2 - 3 Month LIBOR + 4.250%	5.970	(c)	02/01/23	938	948,429
Second Lien Initial Term Loan, 3 Month LIBOR + 8.000%	9.780	(c)	02/01/24	825	830,500

					18,468,624

Gaming 2.0%
Affinity Gaming LLC, Initial Term Loan, 3 Month LIBOR + 3.500%	5.190	(c)	07/03/23	961	963,458
CBAC Borrower LLC, Term B Loan, 1 Month LIBOR + 4.000%	5.650	(c)	06/28/24	1,426	1,438,730
Cyan Blue Holdco 3 Limited (United Kingdom), 2017 B2 Term Loan, 3 Month LIBOR + 3.500%	5.190	(c)	08/23/24	2,043	2,050,536
Everi Payments, Inc., New Term B Loan, 1 Month LIBOR + 3.500%	5.150	(c)	05/09/24	1,244	1,251,005
Golden Entertainment, Inc., First Lien Term B Loan, 1 Month LIBOR + 3.000%	4.590	(c)	10/21/24	1,725	1,727,156
Greektown Holdings LLC, Initial Term Loan, 1 Month LIBOR + 2.750%	4.650	(c)	04/25/24	2,139	2,139,250
Scientific Games International, Inc., Term B-5 Loan, 3 Month LIBOR + 2.750%	4.450	(c)	08/14/24	1,650	1,656,961

					11,227,096

Health Care & Pharmaceutical 10.4%
Air Med Group Holdings, Inc., Term Loan	—	(p)	12/31/24	875	884,062
Air Medical Group Holdings, Inc.,
2016 New Term Loan, 3 Month LIBOR + 4.000%	5.670	(c)	04/28/22	522	524,686
Initial Term Loan, 3 Month LIBOR + 3.250%	4.940	(c)	04/28/22	843	847,148

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	25

Schedule of Investments (continued)

as of February 28, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
BANK LOANS (Continued)

Health Care & Pharmaceutical (cont’d.)
Air Methods Corp., Initial Term Loan, 3 Month LIBOR + 3.500%	5.190	%(c)	04/22/24	1,721	$1,726,613
Alliance Healthcare Services, Inc.,
First Lien Initial Term Loan, 1 - 3 Month LIBOR + 4.500%	6.190	(c)	10/20/23	1,600	1,605,333
Second Lien Initial Term Loan, 1 - 3 Month LIBOR + 10.000%^	11.690	(c)	04/24/24	825	829,125
Amneal Pharmaceuticals LLC, Term Loan B, 3 Month LIBOR + 3.500%	5.190	(c)	11/01/19	2,384	2,392,207
Arbor Pharmaceuticals LLC, Initial Term Loan, 3 Month LIBOR + 5.000%	6.690	(c)	07/05/23	1,191	1,209,158
ATI Holdings Acquisition, Inc., Initial Term Loan (First Lien), 3 Month LIBOR + 3.500%^	5.200	(c)	05/10/23	2,590	2,612,607
Avantor, Inc., Initial Dollar Term Loan, 1 Month LIBOR + 4.000%	5.650	(c)	11/21/24	2,375	2,397,760
CCS Intermediate Holdings LLC, First Lien Initial Term Loan, 3 Month LIBOR + 4.000%^	5.690	(c)	07/23/21	1,218	1,138,538
Change Healthcare Holdings LLC, Closing Date Term Loan, 1 Month LIBOR + 2.750%	4.400	(c)	03/01/24	2,363	2,366,714
CHS/Community Health Systems, Inc., Incremental 2021 Term H Loan, 3 Month LIBOR + 3.000%	4.980	(c)	01/27/21	1,347	1,315,936
Curo Health Services Holdings, Inc., 2017 Incremental Term Loan, 2 - 3 Month LIBOR + 4.000%	5.745	(c)	02/07/22	2,100	2,094,702
Encapsys LLC, First Lien Initial Term Loan, 1 Month LIBOR + 3.250%	4.900	(c)	11/07/24	1,325	1,327,760
Endo Luxembourg Finance Company I SARL, Initial Term Loan, 1 Month LIBOR + 4.250%	5.940	(c)	04/29/24	2,258	2,252,011
Envision Healthcare Corp., Initial Term Loan, 1 Month LIBOR + 3.000%	4.650	(c)	12/01/23	1,133	1,136,322
Explorer Holdings, Inc., Initial Term Loan, 3 Month LIBOR + 3.750%	5.520	(c)	05/02/23	1,394	1,405,969
FHC Health Systems, Inc., Initial Term Loan, 1 Month LIBOR + 4.000%	5.650	(c)	12/23/21	1,622	1,605,600
Genoa A Qol Healthcare Company LLC, First Lien Amendment No 1 Term Loan, 1 Month LIBOR + 3.250%	4.900	(c)	10/30/23	1,482	1,490,693
Kindred Healthcare, Inc., New Term Loan, 3 Month LIBOR + 3.500%	5.250	(c)	04/09/21	2,460	2,465,887
Lannett Co., Inc., Initial Tranche B Term Loan, 1 Month LIBOR + 5.380%^	7.020	(c)	11/25/22	2,290	2,284,302

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
BANK LOANS (Continued)

Health Care & Pharmaceutical (cont’d.)
Mallinckrodt International Finance SA,
2017 Term B Loan, 3 Month LIBOR + 2.750%	4.440	%(c)	09/24/24	1,582	$1,577,784
2018 Incremental Term Loan, 3 Month LIBOR + 3.000%	4.820	(c)	02/24/25	325	325,542
Medical Solutions Holdings, Inc., First Lien Closing Date Term Loan, 1 Month LIBOR + 4.250%	5.900	(c)	06/14/24	1,147	1,147,933
MPH Acquisition Holdings LLC, Tranche B Term Loan, 3 Month LIBOR + 3.000%	4.690	(c)	06/07/23	1,946	1,955,206
NVA Holdings, Inc., Term Loan B-3, 3 Month LIBOR + 2.750%	4.330	(c)	02/03/25	1,675	1,675,000
One Call Corp., First Lien Term B Loan, 3 Month LIBOR + 4.000%	5.690	(c)	11/27/20	487	467,928
Ortho-Clinical Diagnostics Holdings Luxembourg SARL, Initial Term Loan, 3 Month LIBOR + 3.750%	5.440	(c)	06/30/21	2,028	2,040,371
Pharmerica Corp., First Lien Term Loan, 1 Month LIBOR + 3.500%^	5.080	(c)	12/06/24	1,825	1,836,406
Radnet Management, Inc., Term B-1 Loan (First Lien), 3 Month LIBOR + 3.750% / PRIME + 3.750%	6.063	(c)	06/30/23	1,120	1,126,781
Select Medical Corp., Tranche B Term Loan, 2 - 3 Month LIBOR + 3.500% / PRIME + 2.500%	5.780	(c)	03/01/21	2,283	2,295,116
Surgery Center Holdings, Inc., Initial Term Loan, 1 Month LIBOR + 3.250%	4.900	(c)	09/02/24	1,822	1,821,119
Team Health Holdings, Inc., Initial Term Loan, 1 Month LIBOR + 2.750%	4.400	(c)	02/06/24	1,886	1,830,356
U.S. Anesthesia Partners, Inc., Initial Term Loan (First Lien), 1 Month LIBOR + 3.000%	4.650	(c)	06/24/24	1,200	1,205,000
U.S. Renal Care, Inc., First Lien Initial Term Loan, 3 Month LIBOR + 4.250%	5.940	(c)	12/30/22	1,773	1,778,696
Valeant Pharmaceuticals International, Inc., Series F-4 Tranche B Term Loan, 1 Month LIBOR + 3.500%	5.080	(c)	04/01/22	934	943,994

					57,940,365

Insurance 0.7%
Amwins Group, Inc.,
First Lien Term Loan, 1 Month LIBOR + 2.750%	4.365	(c)	01/25/24	1,133	1,137,991
Second Lien Term Loan, 1 Month LIBOR + 6.750%	8.400	(c)	01/24/25	560	563,400
Hyperion Insurance Group Limited - Hyperion Refinance SARL (United Kingdom), Initial Dollar Term Loan, 1 Month LIBOR + 3.500%	5.190	(c)	12/20/24	2,100	2,117,850

					3,819,241

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	27

Schedule of Investments (continued)

as of February 28, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
BANK LOANS (Continued)

Media & Entertainment 4.4%
A-L Parent LLC, Initial Term Loan (First Lien), 1 Month LIBOR + 3.250%^	4.830	%(c)	12/01/23	1,253	$1,262,091
Acosta, Inc., Tranche B-1 Loan, 1 Month LIBOR + 3.250%	4.900	(c)	09/26/21	728	639,906
Advantage Sales & Marketing, Inc.,
First Lien Initial Term Loan, 2 - 3 Month LIBOR + 3.250%	4.960	(c)	07/23/21	878	863,646
Term Loan	—	(p)	07/25/21	425	418,246
Term Loan (Second Lien), 3 Month LIBOR + 6.500%	8.270	(c)	07/25/22	750	721,875
Alpha Topco Limited - Delta 2 (Lux) SARL (United Kingdom), 2018 Incremental New Facility B3 (USD) Loan, 1 Month LIBOR + 2.500%	4.150	(c)	02/01/24	1,000	999,375
Ancestry.Com Operations, Inc., Term B Loan, 1 Month LIBOR + 3.250%	4.900	(c)	10/19/23	2,269	2,276,269
Ascend Learning LLC, Initial Term Loan, 1 Month LIBOR + 3.000%	4.650	(c)	07/12/24	1,000	1,002,500
Barbri, Inc., First Lien Initial Term Loan, 3 Month LIBOR + 4.250%	5.730	(c)	12/01/23	775	774,031
Beasley Mezzanine Holdings LLC, First Lien Initial Term B Loan, 3 Month LIBOR + 4.000%	5.590	(c)	11/17/23	694	694,645
Clubcorp Holdings, Inc., First Lien Term B Loan, 3 Month LIBOR + 3.250%	4.940	(c)	09/18/24	930	935,288
Deluxe Entertainment Services Group, Inc., Initial Term Loan, 3 Month LIBOR + 5.500%^	7.270	(c)	02/28/20	1,232	1,216,686
Hemisphere Media Holdings LLC, Term B-1 Loan, 1 Month LIBOR + 3.500%^	5.150	(c)	02/14/24	942	920,430
Intrawest Resorts Holdings, Inc., Initial Bluebird Term Loan, 1 Month LIBOR + 3.250%	4.900	(c)	07/31/24	1,151	1,154,237
Kingpin Intermediate Holdings LLC, First Lien Initial Term Loan, 3 Month LIBOR + 4.250%^	5.730	(c)	07/03/24	1,816	1,843,113
Laureate Education, Inc., Series 2024 Term Loan, 1 Month LIBOR + 3.500%	5.150	(c)	04/26/24	3,384	3,401,312
Learfield Communications, Inc., Term Loan^	—	(p)	12/01/23	1,011	1,016,109
NEP/NCP Holdco, Inc., New Term Loan (Second Lien), 1 Month LIBOR + 7.000%^	8.580	(c)	01/23/23	392	393,826
Shutterfly, Inc., Term Loan	—	(p)	08/17/24	1,200	1,208,250
SMG US Midco 2, Inc., First Lien Initial Term Loan, 2 Month LIBOR + 3.250%	4.890	(c)	01/23/25	625	629,101
Tribune Media Co., Term C Loan, 1 Month LIBOR + 3.000%	4.650	(c)	01/27/24	433	433,370
Univision Communications, Inc., 2017 Replacement Term Loan, 1 Month LIBOR + 2.750%	4.400	(c)	03/15/24	877	865,771

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
BANK LOANS (Continued)

Media & Entertainment (cont’d.)
VIP Cinema Holdings, Inc., First Lien Initial Term Loan, 3 Month LIBOR + 6.000%	7.700	%(c)	03/01/23	746	$750,134

					24,420,211

Metals & Mining 0.9%
Fairmount Santrol, Inc., Initial Term Loan, 3 Month LIBOR + 6.000%	7.690	(c)	11/01/22	950	953,166
Metal Services LLC, 2016 New Tranche B-2 Term Loan, 3 Month LIBOR + 7.500%^	9.190	(c)	06/28/19	1,717	1,717,422
Minerals Technologies, Inc., Term B-2 Loan^	4.750		05/07/21	225	227,250
Murray Energy Corp., Term B-2 Loan Non-PIK, 3 Month LIBOR + 7.250%	8.940	(c)	04/16/20	1,153	1,008,491
Phoenix Services International LLC, Term Loan	—	(p)	03/31/25	1,350	1,353,375

					5,259,704

Non-Captive Finance 1.5%
Avolon Tlb Borrower 1 (US) LLC (Ireland), Initial Term B-2 Loan, 1 Month LIBOR + 2.250%	3.840	(c)	03/21/22	1,599	1,596,526
Edelman Financial Center LLC (The), Initial Term Loan, 3 Month LIBOR + 4.250%	5.970	(c)	11/11/24	2,025	2,046,937
EIG Management Co. LLC, Term Loan^	—	(p)	02/28/25	350	352,625
GreenSky Holdings LLC, Closing Date Term Loan, 1 Month LIBOR + 4.000%^	5.690	(c)	08/26/24	1,721	1,724,989
Istar, Inc., New Term Loan B, 1 Month LIBOR + 3.000%^	4.585	(c)	10/01/21	501	504,863
Liquidnet Holdings, Inc., Term Loan, 1 Month LIBOR + 3.750%^	5.400	(c)	07/11/24	1,402	1,405,380
Pearl Intermediate Parent LLC,
First Lien Delayed Draw Term Loan, 3 Month LIBOR + 2.750%	4.523	(c)	01/31/25	125	124,063
First Lien Initial Term Loan, 3 Month LIBOR + 2.750%	4.340	(c)	01/31/25	425	421,812

					8,177,195

Other Industry 2.5%
Alixpartners LLP, 2017 Refinancing Term Loan, 2 - 3 Month LIBOR + 2.750%	4.440	(c)	04/04/24	1,390	1,396,881
Allied Universal Holdco LLC, Initial Term Loan (First Lien), 3 Month LIBOR + 3.750%	5.440	(c)	07/28/22	2,141	2,115,898
Altisource Solutions SARL, Term B Loan, 1 Month LIBOR + 3.500%	5.150	(c)	12/09/20	824	819,404

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	29

Schedule of Investments (continued)

as of February 28, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
BANK LOANS (Continued)

Other Industry (cont’d.)
Asurion LLC, Second Lien Replacement B-2 Term Loan, 1 Month LIBOR + 6.000%^	7.650	%(c)	08/04/25	700	$718,375
Lineage Logistics, Term Loan^	—	(p)	02/28/25	1,525	1,526,906
Merrill Communications LLC, Initial Term Loan, 3 Month LIBOR + 5.250%^	7.020	(c)	06/01/22	1,257	1,262,855
Nthrive, Inc., First Lien Term B-2 Loan, 1 Month LIBOR + 4.500%	6.150	(c)	10/20/22	1,483	1,485,680
SAI Global CIS US Group (Australia), First Lien Initial Dollar Term Loan, 3 Month LIBOR + 4.500%^	6.190	(c)	12/08/23	583	580,237
St. George’S University Scholastic Services LLC, New Term Loan, 1 Month LIBOR + 3.750%	5.400	(c)	07/06/22	2,348	2,362,276
Virtus Investment Partners, Inc., Term Loan, 1 Month LIBOR + 2.500%^	4.090	(c)	06/03/24	1,642	1,645,854

					13,914,366

Packaging 3.0%
Anchor Glass Container Corp., July 2017 Additional Term Loan, 1 - 3 Month LIBOR + 2.750%	4.365	(c)	12/07/23	613	613,452
Charter Nex US, Inc., First Lien Initial Term Loan, 1 Month LIBOR + 3.000%	4.570	(c)	05/16/24	1,418	1,420,238
Coveris Holdings SA (Luxembourg), USD Term B-1 Loan, 3 Month LIBOR + 4.250%	5.940	(c)	06/29/22	3,504	3,508,102
Crown Americas LLC, Term Loan	—	(p)	01/31/25	2,675	2,697,152
Expera Specialty Solutions LLC, Term Loan, 1 Month LIBOR + 4.250%	5.900	(c)	10/31/23	1,265	1,269,791
ICSH Parent, Inc.,
First Lien 2017 Refinancing Term Loan, 1 Month LIBOR + 3.500%^	5.080	(c)	04/29/24	1,693	1,695,355
First Lien Delayed Draw Term Loan, 3 Month LIBOR + 3.500%^	5.260	(c)	04/29/24	203	202,771
Pregis Holding I Corp., First Lien Term Loan, 3 Month LIBOR + 3.500%	5.190	(c)	05/20/21	1,377	1,378,205
Pro Mach Group, Inc., First Lien Dollar Term Loan, PRIME + 2.750%	7.250	(c)	10/22/21	1,346	1,348,592
Proampac Pg Borrower LLC, Initial Term Loan (First Lien), 1 Month LIBOR + 3.500%	5.083	(c)	11/20/23	1,535	1,548,692
Spectrum Holdings III Corp.,
Closing Date Term Loan (First Lien), 1 Month LIBOR + 3.250%^	4.900	(c)	01/31/25	796	798,241
Delayed Draw Term Loan (First Lien), 3 Month LIBOR + 3.250%^	5.039	(c)	01/31/25	79	78,947

					16,559,538

See Notes to Financial Statements.

30

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
BANK LOANS (Continued)

Real Estate 0.4%
DTZ US Borrower LLC, First Lien 2015-1 Converted Term Loan, 3 Month LIBOR + 3.250%	5.063	%(c)	11/04/21	2,398	$2,396,528

Restaurants 0.5%
CEC Entertainment, Inc., First Lien Term B Loan, 1 Month LIBOR + 3.250%	4.900	(c)	02/15/21	1,529	1,477,464
PF Changs China Bistro, Inc., Term Loan, 3 Month LIBOR + 5.000%	6.510	(c)	08/18/22	1,397	1,374,521

					2,851,985

Retail 0.2%
Sally Holdings LLC, Term B-2 Loan^	4.500		07/05/24	1,250	1,243,750

Retailers 5.4%
Academy, Ltd., Initial Term Loan, 1 - 3 Month LIBOR + 4.000%	5.529	(c)	07/01/22	3,204	2,552,912
Ashco LLC, Initial Term Loan, 1 Month LIBOR + 5.000%	6.650	(c)	09/25/24	1,920	1,919,707
At Home Holding III, Inc., Term Loan, 3 Month LIBOR + 3.500%^	5.270	(c)	06/03/22	1,399	1,402,765
CNT Holdings III Corp., Refinancing Term Loan, 1 Month LIBOR + 3.250%	4.900	(c)	01/23/23	1,254	1,225,265
CVS Holdings I LP,
First Lien Initial Term Loan, 3 Month LIBOR + 3.000%	4.790	(c)	02/06/25	1,275	1,271,016
Second Lien Effective Date Term Loan, 3 Month LIBOR + 6.750%	8.540	(c)	01/30/26	275	273,625
Euro Garages Ltd. (United Kingdom), Term Loan	—	(p)	02/01/25	925	923,458
Fullbeauty Brands Holdings Corp., First Lien Term Loan, 1 Month LIBOR + 4.750%	6.400	(c)	10/14/22	1,130	643,208
Harbor Freight Tools USA, Inc., 2018 Initial Term Loan, 1 Month LIBOR + 2.500%	4.150	(c)	08/18/23	1,322	1,324,166
Hudsons Bay Co. (Canada), Initial Term B Loan, 1 Month LIBOR + 3.250%	4.900	(c)	09/30/22	838	807,117
Lands’ End, Inc., Initial Term B Loan, 1 Month LIBOR + 3.250%	4.820	(c)	04/02/21	606	554,970
Leslies Poolmart, Inc., Tranche B-2 Term Loan, 2 Month LIBOR + 3.500%	5.280	(c)	08/16/23	1,755	1,756,372
Lifetime Brands, Inc., Term Loan^	—	(p)	03/31/25	825	829,125
Men’s Wearhouse, Inc., (The), Tranche B-1 Term Loan^	5.000		06/18/21	2,600	2,574,000
Neiman Marcus Group Ltd. LLC, Other Term Loan, 1 Month LIBOR + 3.250%	4.830	(c)	10/25/20	2,440	2,061,536

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	31

Schedule of Investments (continued)

as of February 28, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
BANK LOANS (Continued)

Retailers (cont’d.)
NVA Holdings, Inc., Second Lien Term Loan, 3 Month LIBOR + 7.000%^	8.690	%(c)	08/14/22	1,225	$1,228,062
Petco Animal Supplies, Inc., Second Amendment Term Loan, 3 Month LIBOR + 3.000%	4.770	(c)	01/26/23	4,458	3,094,171
Petsmart, Inc., Tranche B-2 Loan, 1 Month LIBOR + 3.000%	4.570	(c)	03/11/22	2,317	1,888,361
Staples, Inc., Closing Date Term Loan, 3 Month LIBOR + 4.000%	5.790	(c)	09/12/24	2,618	2,598,799
Toys R US-Delaware, Inc., DIP Term Loan, 1 Month LIBOR + 6.750%^	8.400	(c)	01/18/19	1,125	1,105,313

					30,033,948

Supermarkets 0.5%
Albertson’s LLC,
Replacement 2017-1 Term B-5 Loan, 3 Month LIBOR + 3.000%	4.670	(c)	12/21/22	811	800,657
Replacement 2017-1 Term B-6 Loan, 3 Month LIBOR + 3.000%	4.960	(c)	06/22/23	490	482,712
Supervalu, Inc.,
Delayed Draw Term Loan, 1 Month LIBOR + 3.500%	5.150	(c)	06/10/24	530	525,329
Initial Term Loan, 1 Month LIBOR + 3.500%	5.150	(c)	06/10/24	884	875,548

					2,684,246

Technology 16.8%
Almonde, Inc.,
Dollar Term Loan (Second Lien), 3 Month LIBOR + 7.250%	9.230	(c)	06/13/25	700	694,575
First Lien Dollar Term Loan, 3 Month LIBOR + 3.500%	5.480	(c)	06/13/24	2,438	2,435,380
Aptean, Inc., Term Loan B, 3 Month LIBOR + 4.250%	5.950	(c)	12/20/22	1,044	1,048,895
Avaya, Inc., Initial Term Loan, 1 Month LIBOR + 4.750%	6.340	(c)	12/13/24	1,600	1,605,714
BMC Software Finance, Inc., Initial B-2 US Term Loan, 1 Month LIBOR + 3.250%	4.900	(c)	09/12/22	6,696	6,712,602
Brooks Automation, Inc., Initial Term B Loan, 2 Month LIBOR + 2.500%	4.010	(c)	10/04/24	1,325	1,326,656
Canyon Valor Companies, Inc., Initial Dollar Term Loan (First Lien), 3 Month LIBOR + 3.250%	4.940	(c)	06/16/23	2,045	2,056,058
Casa Systems, Inc., Initial Term Loan, 3 Month LIBOR + 4.000%^	5.690	(c)	12/14/23	1,238	1,250,501

See Notes to Financial Statements.

32

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
BANK LOANS (Continued)

Technology (cont’d.)
Clover Technologies Group LLC, Initial Term Loan, 1 Month LIBOR + 4.500%	6.150	%(c)	05/08/20	1,738	$1,364,157
Cologix Holdings, Inc., First Lien Initial Term Loan, 1 Month LIBOR + 3.000%	4.600	(c)	03/20/24	1,441	1,441,009
Compuware Corp., Tranche B-3 Term Loan, 2 Month LIBOR + 3.500%	5.150	(c)	12/15/21	2,018	2,042,649
Conduent Business Services LLC, Term B Loan, 1 Month LIBOR + 3.000%	4.650	(c)	12/07/23	1,288	1,293,862
Convergeone Holdings Corp., Term Loan, 3 Month LIBOR + 4.750%	6.450	(c)	06/20/24	1,642	1,643,802
CPI Holdco LLC, Closing Date Term Loan (First Lien), 3 Month LIBOR + 3.500%	5.190	(c)	03/21/24	1,762	1,777,106
Dell International LLC, Refinancing Term B Loan, 1 Month LIBOR + 2.000%	3.650	(c)	09/07/23	879	878,441
Eagleview Technology Corp., First Lien Term Loan, 3 Month LIBOR + 3.500%	5.240	(c)	07/15/22	1,308	1,318,477
Equian LLC, Initial Term Loan, 1 Month LIBOR + 3.750%	5.337	(c)	05/20/24	1,544	1,550,629
Evergreen Skills Lux SARL (Luxembourg),
First Lien Initial Term Loan, 1 Month LIBOR + 4.750%	6.400	(c)	04/28/21	1,809	1,750,747
Second Lien Initial Term Loan, 1 Month LIBOR + 8.250%	9.900	(c)	04/28/22	475	419,865
First Data Corp., 2022D New Dollar Term Loan, 1 Month LIBOR + 2.250%	3.870	(c)	07/08/22	1,219	1,220,936
GHX Ultimate Parent Corp., First Lien Initial Term Loan, 3 Month LIBOR + 3.000%	4.690	(c)	06/28/24	920	922,676
Global Tel Link Corp., Term Loan (First Lien), 3 Month LIBOR + 4.000%	5.690	(c)	05/22/20	2,487	2,496,551
Globallogic Holdings, Inc., Refinancing Term B-1 Loan, 2 Month LIBOR + 3.750%^	5.440	(c)	06/20/22	993	997,462
Greeneden US Holdings II LLC, Tranche B-2 Dollar Term Loan, 3 Month LIBOR + 3.750%	5.440	(c)	12/01/23	2,155	2,165,049
Informatica LLC, Dollar Term B-1 Loan, 3 Month LIBOR + 3.250%	4.940	(c)	08/05/22	2,357	2,366,894
Information Resources, Inc., First Lien Initial Term Loan, 3 Month LIBOR + 4.250%	6.190	(c)	01/18/24	1,863	1,875,036
Kronos, Inc.,
Refinancing Initial Term Loan, 2 - 3 Month LIBOR + 3.500%	5.220	(c)	11/01/23	1,530	1,539,305
Second Lien Initial Term Loan, 3 Month LIBOR + 8.250%	10.020	(c)	11/01/24	400	414,400

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	33

Schedule of Investments (continued)

as of February 28, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
BANK LOANS (Continued)

Technology (cont’d.)
Lattice Semiconductor Corp., Term Loan, 1 Month LIBOR + 4.250%^	5.830	%(c)	03/10/21	2,049	$2,069,788
MA Financeco LLC (United Kingdom),
Tranche B-2 Term Loan, 1 Month LIBOR + 2.500%	4.150	(c)	11/19/21	1,462	1,460,485
Tranche B-3 Term Loan, 1 Month LIBOR + 2.750%	4.400	(c)	06/21/24	316	316,392
Marketo, Inc., Term Loan, 3 Month LIBOR + 3.250%	5.040	(c)	02/07/25	1,600	1,596,000
Masergy Holdings, Inc., 2017 Replacement Term Loan (First Lien), 3 Month LIBOR + 3.250%	5.440	(c)	12/15/23	1,535	1,536,418
Mcafee, LLC,
Closing Date USD Term Loan, 1 Month LIBOR + 4.500%	6.150	(c)	09/30/24	2,544	2,555,814
Second Lien Initial Loan, 1 Month LIBOR + 8.500%	10.150	(c)	09/29/25	900	900,000
Micro Holding Corp., Amendment No 2 Initial Term Loan, 3 Month LIBOR + 3.750%	5.340	(c)	09/13/24	2,131	2,128,896
Mitel Us Holdings, Inc. (Canada), Incremental Term Loan, 2 Month LIBOR + 3.750%	5.400	(c)	09/25/23	1,897	1,915,465
Neustar, Inc.,
First Lien Term Loan B2, 2 Month LIBOR + 3.750%	5.420	(c)	08/08/24	1,022	1,022,864
Second Lien Initial Term Loan, 2 Month LIBOR + 8.000%	9.670	(c)	08/08/25	350	351,859
Peak 10 Holding Corp., First Lien Initial Term Loan, 3 Month LIBOR + 3.500%	5.190	(c)	08/01/24	2,546	2,552,490
Ping Identity Corp., Term Loan, 1 Month LIBOR + 3.750%^	5.370	(c)	01/23/25	850	854,250
Quest Software US Holdings, Inc , First Lien Refinancing Term Loan, 3 Month LIBOR + 5.500%	7.270	(c)	10/31/22	1,638	1,663,211
Rackspace Hosting, Inc., 2017 Term B Loan, 3 Month LIBOR + 3.000%	4.730	(c)	11/03/23	3,028	3,035,589
Sandvine Corp. (Canada), Initial Term Loan, 3 Month LIBOR + 5.750%	7.320	(c)	09/21/22	998	991,266
SCS Holdings I, Inc.,
Initial Term Loan (Second Lien), 1 Month LIBOR + 9.500%	11.150	(c)	10/30/23	250	251,250
New Tranche B Term Loan (First Lien), 1 Month LIBOR + 4.250%	5.900	(c)	10/31/22	2,084	2,098,593
Seattle Escrow Borrower LLC, Term Loan, 1 Month LIBOR + 2.750%	4.400	(c)	06/21/24	2,134	2,136,671
Securus Technologies Holdings, Inc., Initial Term Loan (First Lien), 1 Month LIBOR + 4.500%	6.150	(c)	11/01/24	1,950	1,970,475
SS&C TECH, Inc., Term Loan	—	(p)	06/30/25	1,875	1,884,552

See Notes to Financial Statements.

34

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
BANK LOANS (Continued)

Technology (cont’d.)
Syniverse Holdings, Inc.,
Initial Term Loan, 1 Month LIBOR + 3.000%	4.650	%(c)	04/23/19	1,025	$1,026,922
Term Loan	—	(p)	04/30/23	1,925	1,933,021
Tempo Acquisition LLC, Initial Term Loan, 1 Month LIBOR + 3.000%	4.650	(c)	05/01/24	2,864	2,869,827
Tibco Software, Inc., Term B-1 Loan, 1 Month LIBOR + 3.500%	5.150	(c)	12/04/20	1,585	1,589,415
TTM Technology, Inc., Term Loan^	—	(p)	09/28/24	875	878,281
Vestcom Parent Holdings, Inc., Term Loan, 1 Month LIBOR + 4.000% / PRIME + 3.000%^	6.535	(c)	12/19/23	1,980	1,989,900
West Corp., First Lien Term B Loan, 1 Month LIBOR + 4.000%	5.650	(c)	10/10/24	2,075	2,092,003
Western Digital Corp., US Term B-3 Loan, 1 Month LIBOR + 2.000%	3.600	(c)	04/29/23	1,604	1,610,083

					93,891,214

Telecommunications 4.2%
CenturyLink, Inc., Initial Term B Loan, 1 Month LIBOR + 2.750%	4.400	(c)	01/31/25	4,900	4,822,825
Coral US Co-Borrower LLC, Term B-4 Loan, 3 Month LIBOR + 3.250%	4.890	(c)	02/02/26	2,625	2,617,206
Digicel International Finance Ltd., First Lien Initial Term B Loan, 3 Month LIBOR + 3.250%	5.020	(c)	05/27/24	2,819	2,823,449
Frontier Communications Corp., Term B-1 Loan, 1 Month LIBOR + 3.750%	5.400	(c)	06/15/24	3,632	3,560,931
Global Tel Link Corp., Term Loan (Second Lien), 3 Month LIBOR + 8.250%^	9.940	(c)	11/23/20	600	597,000
GTT Communications, Inc., Tranche B Term Loan, 1 Month LIBOR + 3.250%	4.940	(c)	01/09/24	1,832	1,837,797
IPC Corp., Term B-1 Loan (First Lien), 3 Month LIBOR + 4.500%^	6.280	(c)	08/06/21	757	742,162
Ring Container Technologies LLC, First Lien Initial Term Loan, 1 Month LIBOR + 2.750%	4.400	(c)	10/31/24	1,100	1,104,125
Securus Technologies Holdings, Inc., Second Lien Initial Loan, 1 Month LIBOR + 8.250%	9.900	(c)	11/03/25	600	607,500
Sprint Communications, Inc., Initial Term Loan, 1 Month LIBOR + 2.500%	4.190	(c)	02/02/24	3,495	3,493,228
TVC Albany, Inc., Term Loan B, 3 Month LIBOR + 4.000%^	5.690	(c)	08/31/24	698	701,741
Windstream Services LLC, Tranche B-7 Term Loan, 1 Month LIBOR + 3.250%	4.840	(c)	02/17/24	693	610,236

					23,518,200

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	35

Schedule of Investments (continued)

as of February 28, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
BANK LOANS (Continued)

Transportation 0.9%
Apro LLC, Initial Term Loan, 1 Month LIBOR + 4.000%	5.590	%(c)	08/08/24	979	$984,062
Daseke Companies, Inc., Replacement Term Loan, 1 Month LIBOR + 5.000%	6.650	(c)	02/27/24	1,047	1,052,159
REP Wwex Acquisition Parent LLC, Term Loan, 3 Month LIBOR + 4.000%^	5.480	(c)	02/05/24	1,738	1,733,777
Transplace Holdings, Inc.,
First Lien Closing Date Term Loan, 1 Month LIBOR + 4.250%	5.830	(c)	10/07/24	850	857,438
Second Lien Initial Loan, 1 Month LIBOR + 8.750%^	10.330	(c)	09/29/25	225	221,625

					4,849,061

TOTAL BANK LOANS (cost $504,107,515)					503,674,970

CORPORATE BONDS 4.1%

Agriculture 0.1%
Vector Group Ltd., Sr. Sec’d. Notes, 144A	6.125		02/01/25	700	714,875

Computers 0.5%
Dell International LLC/EMC Corp., Gtd. Notes, 144A	5.875		06/15/21	1,000	1,022,500
Exela Intermediate LLC/Exela Finance, Inc., Sr. Sec’d. Notes, 144A	10.000		07/15/23	2,000	1,992,500

					3,015,000

Cosmetics/Personal Care 0.0%
First Quality Finance Co., Inc., Sr. Unsec’d. Notes, 144A	4.625		05/15/21	140	139,300

Distribution/Wholesale 0.2%
Global Partners LP/GLP Finance Corp., Gtd. Notes	6.250		07/15/22	1,125	1,127,812

Electric 0.1%
NRG Energy, Inc., Gtd. Notes	7.250		05/15/26	550	587,070

Entertainment 0.2%
Cinemark USA, Inc., Gtd. Notes	5.125		12/15/22	250	253,750
Scientific Games International, Inc., Sr. Sec’d. Notes, 144A	7.000		01/01/22	625	657,813

					911,563

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Foods 0.2%
Pilgrim’s Pride Corp., Gtd. Notes, 144A	5.750%	03/15/25	915	$910,425

Healthcare-Products 0.0%
Mallinckrodt International Finance SA, Gtd. Notes(a)	4.750	04/15/23	200	157,000

Healthcare-Services 0.6%
CHS/Community Health Systems, Inc.,
Gtd. Notes(a)	8.000	11/15/19	250	235,128
Sr. Sec’d. Notes	6.250	03/31/23	1,050	955,500
Select Medical Corp., Gtd. Notes	6.375	06/01/21	500	509,950
Tenet Healthcare Corp.,
Sr. Sec’d. Notes	6.000	10/01/20	650	675,993
Sr. Unsec’d. Notes	8.125	04/01/22	700	738,500
Universal Health Services, Inc., Sr. Sec’d. Notes, 144A	4.750	08/01/22	250	253,125

				3,368,196

Lodging 0.1%
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Sr. Sec’d. Notes, 144A	6.750	11/15/21	750	781,478

Media 0.4%
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	6.375	09/15/20	750	758,437
DISH DBS Corp., Gtd. Notes	7.875	09/01/19	250	263,750
Mediacom Broadband LLC/Mediacom Broadband Corp., Sr. Unsec’d. Notes	6.375	04/01/23	750	768,675
Sinclair Television Group, Inc., Gtd. Notes, 144A	5.875	03/15/26	250	252,500

				2,043,362

Miscellaneous Manufacturing 0.1%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	8.750	12/01/21	750	822,188

Oil & Gas 0.6%
Alta Mesa Holdings LP/Alta Mesa Finance Sevices Corp., Gtd. Notes	7.875	12/15/24	450	479,250
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A	10.750	02/15/20	1,000	1,072,500
CNX Resources Corp., Gtd. Notes	8.000	04/01/23	1,500	1,588,125

				3,139,875

Pharmaceuticals 0.7%
Valeant Pharmaceuticals International, Inc., Sr. Sec’d. Notes, 144A	6.500	03/15/22	3,500	3,640,000

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	37

Schedule of Investments (continued)

as of February 28, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) 0.1%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., Gtd. Notes	4.500%	01/15/28	300	$283,500

Retail 0.1%
Cumberland Farms, Inc., Sr. Unsec’d. Notes, 144A	6.750	05/01/25	325	341,250
Rite Aid Corp., Gtd. Notes, 144A	6.125	04/01/23	500	502,500

				843,750

Software 0.1%
First Data Corp., Gtd. Notes, 144A	7.000	12/01/23	500	525,625

TOTAL CORPORATE BONDS (cost $22,728,838)				23,011,019

			Shares

COMMON STOCK 0.1%

Technology
Avaya Holdings Corp. (cost $498,614)			32,696	686,289

TOTAL LONG-TERM INVESTMENTS (cost $529,848,856)				529,873,965

SHORT-TERM INVESTMENTS 5.8%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w)			31,815,753	31,815,753
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $406,298; includes $405,288 of cash collateral for securities on loan)(b)(w)			406,298	406,298

TOTAL SHORT-TERM INVESTMENTS (cost $32,222,051)				32,222,051

TOTAL INVESTMENTS 100.6% (cost $562,070,907)				562,096,016
Liabilities in excess of other assets(z) (0.6)%				(3,078,174)

NET ASSETS 100.0%				$559,017,842

See Notes to Financial Statements.

38

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

M—Monthly payment frequency for swaps

Q—Quarterly payment frequency for swaps

S—Semiannual payment frequency for swaps

CLO—Collateralized Loan Obligation

L2—Level 2

L3—Level 3

LIBOR—London Interbank Offered Rate

OTC—Over-the-counter

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $103,273,618 and 18.5% of net assets.
*	Non-income producing security.
#	Principal amount shown in U.S. dollars unless otherwise stated.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $391,648; cash collateral of $405,288 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at February 28, 2018.
(p)	Interest rate not available as of February 28, 2018.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.
(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	39

Schedule of Investments (continued)

as of February 28, 2018

Credit default swap agreements outstanding at February 28, 2018:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)^:
3i Debt Management	04/13/18	1.000%(M)	907	$1,046	$—	$1,046	Goldman Sachs & Co.
3i Debt Management	04/13/18	1.000%(M)	667	832	—	832	Goldman Sachs & Co.
3i Debt Management	04/13/18	1.000%(M)	231	266	—	266	Goldman Sachs & Co.
Anchorage Capital CLO Ltd.	04/13/18	1.000%(M)	1,127	1,407	—	1,407	Goldman Sachs & Co.
Anchorage Capital CLO Ltd.	04/13/18	1.000%(M)	796	993	—	993	Goldman Sachs & Co.
Angelogordon CLO	04/13/18	1.000%(M)	540	623	—	623	Goldman Sachs & Co.
Atlas Senior Loan Fund Ltd.	04/13/18	1.000%(M)	537	670	—	670	Goldman Sachs & Co.
Cutwater Ltd.	04/13/18	1.000%(M)	135	168	—	168	Goldman Sachs & Co.
Ellington CLO I Ltd.	04/13/18	1.000%(M)	369	460	—	460	Goldman Sachs & Co.
GoldenTree	04/13/18	1.000%(M)	92	115	—	115	Goldman Sachs & Co.
Hildene CLO	04/13/18	1.000%(M)	129	160	—	160	Goldman Sachs & Co.
Invesco	04/13/18	1.000%(M)	470	542	—	542	Goldman Sachs & Co.
Invesco	04/13/18	1.000%(M)	356	411	—	411	Goldman Sachs & Co.
Invesco	04/13/18	1.000%(M)	208	240	—	240	Goldman Sachs & Co.
KVK CLO Ltd.	04/13/18	1.000%(M)	244	281	—	281	Goldman Sachs & Co.
OCH Ziff Loan Management Funding Ltd.	04/13/18	1.000%(M)	249	311	—	311	Goldman Sachs & Co.
Octagon	04/13/18	1.000%(M)	1,563	1,950	—	1,950	Goldman Sachs & Co.
Par-Four	04/13/18	1.000%(M)	329	410	—	410	Goldman Sachs & Co.
Pretium	04/13/18	1.000%(M)	261	325	—	325	Goldman Sachs & Co.
Trimaran	04/13/18	1.000%(M)	548	684	—	684	Goldman Sachs & Co.

See Notes to Financial Statements.

40

Credit default swap agreements outstanding at February 28, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)^ (cont’d.):
Trimaran	04/13/18	1.000%(M)	165	$205	$—	$205	Goldman Sachs & Co.
Trinitas CLO Ltd.	04/13/18	1.000%(M)	294	366	—	366	Goldman Sachs & Co.
WAMCO	04/13/18	1.000%(M)	372	429	—	429	Goldman Sachs & Co.

				$12,894	$—	$12,894

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	41

Schedule of Investments (continued)

as of February 28, 2018

Interest rate swap agreements outstanding at February 28, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at February 28, 2018	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
4,800	02/03/19	1.538%(S)	3 Month LIBOR(1)(Q)	(1,913)	33,364	35,277
9,350	02/02/22	1.994%(S)	3 Month LIBOR(1)(Q)	(8,646)	249,642	258,288
7,200	02/03/24	2.228%(S)	3 Month LIBOR(1)(Q)	(53,105)	216,680	269,785

				$(63,664)	$499,686	$563,350

Cash of $595,000 has been segregated with Citigroup Global Markets to cover requirements for open centrally cleared swap contracts at February 28, 2018.

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$12,894	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 28, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Security
Collateralized Loan Obligation	$—	$2,501,687	$—
Bank Loans	—	400,414,246	103,260,724
Corporate Bonds	—	23,011,019	—
Common Stock	686,289	—	—
Affiliated Mutual Funds	32,222,051	—	—

See Notes to Financial Statements.

42

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Other Financial Instruments*
OTC Credit Default Swap Agreements	$—	$—	$12,894
Centrally Cleared Interest Rate Swap Agreements	—	563,350	—

Total	$32,908,340	$426,490,302	$103,273,618

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Common Stock	Credit Default Swap Agreements
Balance as of 02/28/17	$56,716,839	$35,076	$—
Realized gain (loss)	176,783	22,980	—
Change in unrealized appreciation (depreciation)**	486,956	(25,400)	12,894
Purchases/Exchanges/Issuances	68,188,130	—	—
Sales/Paydowns	(34,995,527)	(32,656)	—
Accrued discounts/premiums	142,577	—	—
Transfers into Level 3	20,672,722	—	—
Transfers out of Level 3	(8,127,756)	—	—

Balance as of 02/28/18	$103,260,724	$—	$12,894

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.
**	Of which, $803,458 was relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of February 28, 2018	Valuation Methodology	Unobservable Inputs	Range (Weighted Average)
Bank Loans	$103,260,724	Market Approach	Single Broker Indicative Quote	$93.50 - $114.00 ($100.20)
Credit Default Swap Agreements	12,894	Market Approach	Single Broker Indicative Quote	$0.12

	$103,273,618

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	43

Schedule of Investments (continued)

as of February 28, 2018

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Bank Loans	$8,127,756	L3 to L2	Single Broker Indicative Quote to Multiple Broker Quotes
Bank Loans	$20,672,722	L2 to L3	Multiple Broker Quotes to Single Broker Indicative Quote

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2018 were as follows (unaudited):

Technology	16.9%
Health Care & Pharmaceutical	10.4
Capital Goods	8.5
Consumer	6.0
Affiliated Mutual Funds (including 0.1% of collateral for securities on loan)	5.8
Retailers	5.4
Media & Entertainment	4.4
Telecommunications	4.2
Foods	3.5
Automotive	3.2
Packaging	3.0
Electric	3.0
Chemicals	3.0
Cable	2.5
Other Industry	2.5
Energy—Other	2.4
Gaming	2.0
Non-Captive Finance	1.5
Aerospace & Defense	1.4
Building Materials & Construction	1.0
Metals & Mining	0.9
Brokerage	0.9
Transportation	0.9
Insurance	0.7
Pharmaceuticals	0.7%
Healthcare-Services	0.6
Oil & Gas	0.6
Computers	0.5
Energy—Refining	0.5
Restaurants	0.5
Supermarkets	0.5
Collateralized Loan Obligation	0.5
Real Estate	0.4
Media	0.4
Retail	0.3
Building Products	0.2
Distribution/Wholesale	0.2
Entertainment	0.2
Miscellaneous Manufacturing	0.1
Lodging	0.1
Agriculture	0.1
Software	0.1
Real Estate Investment Trusts (REITs)	0.1
Healthcare-Products	0.0 *
Cosmetics/Personal Care	0.0 *

100.6
Liabilities in excess of other assets	(0.6)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial

See Notes to Financial Statements.

44

position and financial performance as reflected in the Statement of Assets and Liabilities and statement of Operations is presented in the summary below.

Fair values of derivative instruments as of February 28, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on OTC swap agreements	$12,894			$—
Interest rate contracts	Due from/to broker—variation margin swaps	563,350	*		—

Total		$576,244			$—

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported with the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended February 28, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps
Credit contracts	$28,537
Interest rate contracts	(123,456)

$(94,919)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps
Credit contracts	$12,894
Interest rate contracts	583,101

$595,995

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	45

Schedule of Investments (continued)

as of February 28, 2018

For the year ended February 28, 2018, the Fund’s average volume of derivative activities is as follows:

Credit Default Swap Agreements—Sell Protection(1)	Interest Rate Swap Agreements(1)
$4,365,600	$18,650,000

(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$391,648	$(391,648)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Goldman Sachs & Co.	$12,894	$—	$12,894	$—	$12,894

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.
(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

46

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Statement of Assets & Liabilities

as of February 28, 2018

Assets
Investments at value, including securities on loan of $391,648:
Unaffiliated investments (cost $529,848,856)	$529,873,965
Affiliated investments (cost $32,222,051)	32,222,051
Cash	1,882,194
Foreign currency, at value (cost $8,012)	8,640
Deposit with broker for centrally cleared swaps	595,000
Receivable for Fund shares sold	24,879,170
Receivable for investments sold	19,537,388
Interest receivable	2,386,372
Unrealized appreciation on OTC swap agreements	12,894
Prepaid expenses	2,716

Total Assets	611,400,390

Liabilities
Payable for investments purchased	49,998,725
Payable for Fund shares reacquired	1,481,287
Payable to broker for collateral for securities on loan	405,288
Management fee payable	192,383
Accrued expenses and other liabilities	136,821
Dividends payable	90,656
Distribution fee payable	54,276
Due to broker—variation margin swaps	15,917
Affiliated transfer agent fee payable	7,195

Total Liabilities	52,382,548

Net Assets	$559,017,842

Net assets were comprised of:
Common stock, at par	$562,248
Paid-in capital in excess of par	557,857,735

558,419,983
Undistributed net investment income	377,786
Accumulated net realized loss on investment transactions	(381,908)
Net unrealized appreciation on investments and foreign currencies	601,981

Net assets, February 28, 2018	$559,017,842

See Notes to Financial Statements.

48

Class A
Net asset value and redemption price per share ($79,462,080 ÷ 7,996,866 shares of common stock issued and outstanding)	$9.94
Maximum sales charge (3.25% of offering price)	0.33

Maximum offering price to public	$10.27

Class C
Net asset value, offering price and redemption price per share
($52,919,384 ÷ 5,324,611 shares of common stock issued and outstanding)	$9.94

Class Q
Net asset value, offering price and redemption price per share
($26,457,330 ÷ 2,661,058 shares of common stock issued and outstanding)	$9.94

Class Z
Net asset value, offering price and redemption price per share
($400,179,048 ÷ 40,242,285 shares of common stock issued and outstanding)	$9.94

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	49

Statement of Operations

Year Ended February 28, 2018

Net Investment Income (Loss)
Income
Interest income	$29,127,036
Affiliated dividend income	318,578
Income from securities lending, net (including affiliated income of $1,290)	7,035

Total income	29,452,649

Expenses
Management fee	3,489,581
Distribution fee(a)	729,056
Transfer agent’s fees and expenses (including affiliated expense of $38,931)(a)	446,868
Custodian and accounting fees	266,842
Registration fees(a)	93,732
Audit fee	59,870
Shareholders’ reports	59,091
Legal fees and expenses	25,104
Directors’ fees	19,040
Miscellaneous	23,172

Total expenses	5,212,356
Less: Fee waiver and/or expense reimbursement(a)	(732,943)

Net expenses	4,479,413

Net investment income (loss)	24,973,236

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(440))	737,350
Swap agreement transactions	(94,919)

642,431

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(336))	(1,280,160)
Swap agreements	595,995
Foreign currencies	1,138

(683,027)

Net gain (loss) on investment and foreign currency transactions	(40,596)

Net Increase (Decrease) In Net Assets Resulting From Operations	$24,932,640

(a)	Class specific expenses and waivers were as follows (see Note 1):

	Class A	Class C	Class Q	Class Z
Distribution fee	188,447	540,609	—	—
Transfer agent’s fees and expenses	65,317	45,561	18	335,972
Registration fees	16,806	13,656	3,276	59,994
Fee waiver and/or expense reimbursement	(107,904)	(77,930)	(17,291)	(529,818)

See Notes to Financial Statements.

50

Statements of Changes in Net Assets

	Year Ended February 28,
	2018	2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$24,973,236	$13,968,049
Net realized gain (loss) on investment and foreign currency transactions	642,431	963,037
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(683,027)	14,813,494

Net increase (decrease) in net assets resulting from operations	24,932,640	29,744,580

Dividends and Distributions
Dividends from net investment income
Class A	(3,435,488)	(2,387,961)
Class C	(2,058,814)	(1,325,883)
Class Q	(824,817)	(250,104)
Class Z	(18,837,563)	(9,805,011)

	(25,156,682)	(13,768,959)

Distributions from net realized gains
Class A	(95,396)	—
Class C	(70,175)	—
Class Q	(27,895)	—
Class Z	(517,292)	—

	(710,758)	—

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	332,160,936	409,278,596
Net asset value of shares issued in reinvestment of dividends and distributions	24,558,527	12,679,633
Cost of shares reacquired	(319,936,592)	(133,057,932)

Net increase (decrease) in net assets from Fund share transactions	36,782,871	288,900,297

Total increase (decrease)	35,848,071	304,875,918

Net Assets:
Beginning of year	523,169,771	218,293,853

End of year(a)	$559,017,842	$523,169,771

(a) Includes undistributed net investment income of:	$377,786	$323,577

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	51

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 14 (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, open-end management investment company. The Company consists of two funds: Prudential Government Income Fund and Prudential Floating Rate Income Fund. These financial statements relate only to the Prudential Floating Rate Income Fund (the “Fund’).

The primary investment objective of the Fund is to maximize current income. The secondary investment objective is to seek capital appreciation when consistent with the Fund’s primary investment objective.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Common stocks and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via

52

NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC

Prudential Floating Rate Income Fund	53

Notes to Financial Statements (continued)

derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements

54

under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Bank Loans: The Fund invests at least 80% of its investable assets in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. Most bank loans are senior in rank (“senior loans”) in the event of bankruptcy to most other securities of the issuer, such as common stock or publicly-issued bonds. Bank loans are often secured by specific collateral of the issuer so that holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer. The Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of

Prudential Floating Rate Income Fund	55

Notes to Financial Statements (continued)

the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund. In addition, loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds within the allowable time periods.

Swap Agreements: The Fund may enter into credit default, interest rate and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

56

Credit Default Swaps (”CDS“): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Prudential Floating Rate Income Fund	57

Notes to Financial Statements (continued)

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Company, on behalf of the Fund, is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid

58

market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of February 28, 2018, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Payment-In-Kind: The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the

Prudential Floating Rate Income Fund	59

Notes to Financial Statements (continued)

term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, and effective January 1, 2018, transfer agent’s fees and expenses, registration fees and fee waiver and/or expense reimbursement. Prior to January 1, 2018 transfer agent’s fees and expenses, registration fees and fee waiver and/or expense reimbursement were not designated as class specific expenses and were allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income monthly and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting

60

principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Fund’s custodian (the Custodian), and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly, at an annual rate of 0.65% of the Fund’s average daily net assets up to $5 billion and 0.625% of the Fund’s average daily net assets in excess of $5 billion. The effective management fee rate before any waivers and/or expense reimbursement was 0.65% for the year ended February 28, 2018. The effective management fee rate, net of waivers and/or expense reimbursement, was 0.51%.

PGIM Investments has contractually agreed through June 30, 2018 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, acquired fund fees and expenses, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of

Prudential Floating Rate Income Fund	61

Notes to Financial Statements (continued)

shares of the Fund to 0.70% of the Fund’s average daily net assets. In addition, PGIM Investments has contractually agreed through June 30, 2018 to limit net annual operating expenses (exclusive of distribution and service (12b-1) fees, transfer agency expenses (including sub-transfer agency and networking fees), taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, acquired fund fees and expenses, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to 0.65% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Q and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares pursuant to plans of distribution (the “Class A and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Class A and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and C shares, respectively.

PIMS has advised the Fund that it has received $174,701 in front-end sales charges resulting from sales of Class A shares, during the year ended February 28, 2018. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2018, it received $10,546 and $18,531 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent.

62

Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the year ended February 28, 2018 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the year ended February 28, 2018, PGIM, Inc. was compensated $1,640 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended February 28, 2018, were $511,712,442 and $498,547,304, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment transactions. For the year ended February 28, 2018, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment transactions by $237,655 due to differences in the treatment for book and tax purposes of certain transactions involving paydowns, swaps, premium amortization and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended February 28, 2018, the tax character of distributions were $25,729,630 of ordinary income and $137,810 of long-term capital gains. For the year February 28, 2017, the tax character of distributions was $13,768,959 of ordinary income.

Prudential Floating Rate Income Fund	63

Notes to Financial Statements (continued)

As of February 28, 2018 the accumulated undistributed earnings on a tax basis was $483,158 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 28, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$562,282,296	$4,993,997	$(4,604,033)	$389,964

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, differences in the treatment of premium amortization for book and tax purposes and appreciation (depreciation) of swaps and foreign currencies.

The Fund utilized all of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended February 28, 2018.

The Fund elected to treat post-October capital losses of approximately $182,000 as having been incurred in the following fiscal year (February 28, 2019).

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class C, Class Q and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Q and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

64

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 900 million shares of common stock authorized, $0.01 par value per share, divided into five classes, designated Class A, Class C, Class Q, Class Z and Class T shares, each of which consists of 150 million, 200 million, 250 million, 250 million, and 50 million shares, respectively. The Fund currently does not have any Class T shares outstanding.

As of February 28, 2018, Prudential, through its affiliate entities, owned 252,869 shares of Class Q of the Fund. At reporting period end, seven shareholders of record held 77% of the Fund’s outstanding shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended February 28, 2018:
Shares sold	4,084,871	$40,589,596
Shares issued in reinvestment of dividends and distributions	344,933	3,423,614
Shares reacquired	(3,405,846)	(33,792,203)

Net increase (decrease) in shares outstanding before conversion	1,023,958	10,221,007
Shares issued upon conversion from other share class(es)	204,305	2,029,308
Shares reacquired upon conversion into other share class(es)	(238,732)	(2,369,830)

Net increase (decrease) in shares outstanding	989,531	$9,880,485

Year ended February 28, 2017:
Shares sold	6,349,528	$62,677,787
Shares issued in reinvestment of dividends and distributions	216,371	2,128,544
Shares reacquired	(2,629,073)	(25,878,117)

Net increase (decrease) in shares outstanding before conversion	3,936,826	38,928,214
Shares issued upon conversion from other share class(es)	108,158	1,062,836
Shares reacquired upon conversion into other share class(es)	(2,119,727)	(21,034,150)

Net increase (decrease) in shares outstanding	1,925,257	$18,956,900

Class C
Year ended February 28, 2018:
Shares sold	1,357,816	$13,488,705
Shares issued in reinvestment of dividends and distributions	208,270	2,067,539
Shares reacquired	(1,448,026)	(14,375,754)

Net increase (decrease) in shares outstanding before conversion	118,060	1,180,490
Shares reacquired upon conversion into other share class(es)	(227,760)	(2,261,714)

Net increase (decrease) in shares outstanding	(109,700)	$(1,081,224)

Year ended February 28, 2017:
Shares sold	2,785,996	$27,473,152
Shares issued in reinvestment of dividends and distributions	131,452	1,292,612
Shares reacquired	(1,083,314)	(10,605,347)

Net increase (decrease) in shares outstanding before conversion	1,834,134	18,160,417
Shares reacquired upon conversion into other share class(es)	(132,766)	(1,303,413)

Net increase (decrease) in shares outstanding	1,701,368	$16,857,004

Prudential Floating Rate Income Fund	65

Notes to Financial Statements (continued)

Class Q	Shares	Amount
Year ended February 28, 2018:
Shares sold	499,647	$4,967,138
Shares issued in reinvestment of dividends and distributions	84,740	841,617
Shares reacquired	(2,565,595)	(25,516,008)

Net increase (decrease) in shares outstanding before conversion	(1,981,208)	(19,707,253)
Shares issued upon conversion from other share class(es)	1,422,892	14,124,806

Net increase (decrease) in shares outstanding	(558,316)	$(5,582,447)

Year ended February 28, 2017:
Shares sold	1,617,848	$16,096,875
Shares issued in reinvestment of dividends and distributions	25,148	250,111
Shares reacquired	(17,469)	(173,636)

Net increase (decrease) in shares outstanding before conversion	1,625,527	16,173,350
Shares issued upon conversion from other share class(es)	1,592,818	15,781,164

Net increase (decrease) in shares outstanding	3,218,345	$31,954,514

Class Z
Year ended February 28, 2018:
Shares sold	27,480,406	$273,115,497
Shares issued in reinvestment of dividends and distributions	1,835,157	18,225,757
Shares reacquired	(24,789,549)	(246,252,627)

Net increase (decrease) in shares outstanding before conversion	4,526,014	45,088,627
Shares issued upon conversion from other share class(es)	460,425	4,574,112
Shares reacquired upon conversion into other share class(es)	(1,619,869)	(16,096,682)

Net increase (decrease) in shares outstanding	3,366,570	$33,566,057

Year ended February 28, 2017:
Shares sold	30,765,672	$303,030,782
Shares issued in reinvestment of dividends and distributions	913,668	9,008,366
Shares reacquired	(9,789,413)	(96,400,832)

Net increase (decrease) in shares outstanding before conversion	21,889,927	215,638,316
Shares issued upon conversion from other shares class(es)	2,229,646	22,118,961
Shares reacquired upon conversion into other share class(es)	(1,674,498)	(16,625,398)

Net increase (decrease) in shares outstanding	22,445,075	$221,131,879

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the

66

Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the reporting period ended February 28, 2018. The average daily balance for the 2 days that the Fund had loans outstanding during the period was $4,733,500, borrowed at a weighted average interest rate of 2.82%. The maximum loan balance outstanding during the period was $4,866,000. At February 28, 2018, the Fund did not have an outstanding loan balance.

Prudential Floating Rate Income Fund	67

Financial Highlights

Class A Shares
	Year Ended February 28/29,
	2018(d)	2017(d)	2016(d)	2015	2014
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.95	$9.38	$9.94	$10.18	$10.12
Income (loss) from investment operations:
Net investment income (loss)	0.45	0.41	0.36	0.40	0.37
Net realized and unrealized gain (loss) on investment transactions	0.01	0.56	(0.57)	(0.22)	0.08
Total from investment operations	0.46	0.97	(0.21)	0.18	0.45
Less Dividends and Distributions:
Dividends from net investment income	(0.46)	(0.40)	(0.35)	(0.39)	(0.36)
Distributions from net realized gains	(0.01)	-	-	(0.03)	(0.03)
Total dividends and distributions	(0.47)	(0.40)	(0.35)	(0.42)	(0.39)
Net asset value, end of year	$9.94	$9.95	$9.38	$9.94	$10.18
Total Return(a):	4.70%	10.46%	(2.24)%	1.80%	4.53%

Ratios/Supplemental Data:
Net assets, end of year (000)	$79,462	$69,733	$47,683	$23,158	$34,211
Average net assets (000)	$75,379	$58,748	$40,785	$28,113	$31,911
Ratios to average net assets(b)(c):
Expenses after waivers and/or expense reimbursement	0.95%	1.00%	1.05%	1.10%	1.20%
Expenses before waivers and/or expense reimbursement	1.09%	1.14%	1.34%	1.60%	1.60%
Net investment income (loss)	4.53%	4.16%	3.65%	3.89%	3.65%
Portfolio turnover rate	94%	67%	55%	64%	82%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Does not include expenses of the underlying funds in which the Fund invests.
(c)	The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to 0.25% of the average daily net assets through March 8, 2015. Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from 0.30% to 0.25% of the average daily net assets.
(d)	Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

68

Class C Shares
	Year Ended February 28/29,
	2018(c)	2017(c)	2016(c)	2015	2014
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.95	$9.38	$9.95	$10.19	$10.13
Income (loss) from investment operations:
Net investment income (loss)	0.38	0.33	0.28	0.32	0.29
Net realized and unrealized gain (loss) on investment transactions	- (d)	0.57	(0.58)	(0.22)	0.08
Total from investment operations	0.38	0.90	(0.30)	0.10	0.37
Less Dividends and Distributions:
Dividends from net investment income	(0.38)	(0.33)	(0.27)	(0.31)	(0.28)
Distributions from net realized gains	(0.01)	-	-	(0.03)	(0.03)
Total dividends and distributions	(0.39)	(0.33)	(0.27)	(0.34)	(0.31)
Net asset value, end of year	$9.94	$9.95	$9.38	$9.95	$10.19
Total Return(a):	3.92%	9.64%	(3.07)%	1.04%	3.74%

Ratios/Supplemental Data:
Net assets, end of year (000)	$52,919	$54,092	$35,027	$28,408	$32,149
Average net assets (000)	$54,061	$39,905	$33,571	$31,363	$21,337
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	1.70%	1.75%	1.80%	1.85%	1.95%
Expenses before waivers and/or expense reimbursement	1.84%	1.89%	2.11%	2.30%	2.35%
Net investment income (loss)	3.79%	3.41%	2.88%	3.15%	2.91%
Portfolio turnover rate	94%	67%	55%	64%	82%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Does not include expenses of the underlying funds in which the Fund invests.
(c)	Calculated based on average shares outstanding during the year.
(d)	Less than $0.005.

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	69

Financial Highlights (continued)

Class Q Shares
	Year Ended February 28,		April 27, 2015(a) through February 29,
	2018	2017	2016
Per Share Operating Performance(d):
Net Asset Value, Beginning of Period	$9.96	$9.39	$10.03
Income (loss) from investment operations:
Net investment income (loss)	0.48	0.45	0.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	- (g)	0.55	(0.65)
Total from investment operations	0.48	1.00	(0.33)
Less Dividends and Distributions:
Dividends from net investment income	(0.49)	(0.43)	(0.31)
Distributions from net realized gains on investments	(0.01)	-	-
Total dividends and distributions	(0.50)	(0.43)	(0.31)
Net asset value, end of period	$9.94	$9.96	$9.39
Total Return(b):	4.91%	10.79%	(3.35)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$26,457	$32,058	$10
Average net assets (000)	$16,803	$5,484	$10
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.65%	0.67%	0.80%	(e)
Expenses before waivers and/or expense reimbursement	0.75%	0.82%	0.99%	(e)
Net investment income (loss)	4.83%	4.60%	3.87%	(e)
Portfolio turnover rate	94%	67%	55%	(f)

(a)	Commencement of operations.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(c)	Does not include expenses of the underlying funds in which the Funds invests.
(d)	Calculated based on average shares outstanding during the period.
(e)	Annualized.
(f)	Not annualized.
(g)	Less than $0.005.

See Notes to Financial Statements.

70

Class Z Shares
	Year Ended February 28/29,
	2018(c)	2017(c)	2016(c)	2015	2014
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.96	$9.39	$9.95	$10.19	$10.14
Income (loss) from investment operations:
Net investment income (loss)	0.48	0.43	0.38	0.42	0.40
Net realized and unrealized gain (loss) on investment transactions	(0.01)	0.57	(0.57)	(0.22)	0.06
Total from investment operations	0.47	1.00	(0.19)	0.20	0.46
Less Dividends and Distributions:
Dividends from net investment income	(0.48)	(0.43)	(0.37)	(0.41)	(0.38)
Distributions from net realized gains	(0.01)	-	-	(0.03)	(0.03)
Total dividends and distributions	(0.49)	(0.43)	(0.37)	(0.44)	(0.41)
Net asset value, end of year	$9.94	$9.96	$9.39	$9.95	$10.19
Total Return(a):	4.86%	10.76%	(1.98)%	2.05%	4.68%

Ratios/Supplemental Data:
Net assets, end of year (000)	$400,179	$367,286	$135,575	$57,729	$47,082
Average net assets (000)	$390,617	$224,436	$115,125	$52,159	$44,076
Ratios to average net assets(b):
Expenses after waivers and/or expense reimbursement	0.70%	0.75%	0.80%	0.85%	0.95%
Expenses before waivers and/or expense reimbursement	0.84%	0.89%	1.09%	1.30%	1.31%
Net investment income (loss)	4.79%	4.42%	3.88%	4.16%	3.85%
Portfolio turnover rate	94%	67%	55%	64%	82%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Does not include expenses of the underlying funds in which the Fund invests.
(c)	Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Prudential Floating Rate Income Fund	71

Report of Independent Registered Public

Accounting Firm

To the Shareholders and Board of Directors

Prudential Investment Portfolios, Inc. 14:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Prudential Floating Rate Income Fund (the “Fund”), a series of Prudential Investment Portfolios, Inc. 14, including the schedule of investments, as of February 28, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2018, by correspondence with the custodian, transfer agent, agent banks and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements

72

and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Prudential Retail investment companies since 2003.

New York, New York

April 18, 2018

Prudential Floating Rate Income Fund	73

Federal Income Tax Information (unaudited)

For the year ended February 28, 2018, the Fund reports the maximum amount allowable but not less than 98.77% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2018.

74

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Ellen S. Alberding (60) Board Member Portfolios Overseen: 90	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013
Kevin J. Bannon (65) Board Member Portfolios Overseen: 90	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008
Linda W. Bynoe (65) Board Member Portfolios Overseen: 90	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Prudential Floating Rate Income Fund

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer-Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); Director, Manulife Asset Management Limited (2015-2017); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017
Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 90	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).	Since September 2017
Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 90	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008
Richard A. Redeker (74) Board Member Portfolios Overseen: 90	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

Prudential Floating Rate Income Fund

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Brian K. Reid (56)# Board Member Portfolios Overseen: 89	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 90	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.	Since July 2003

±	Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.
#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Stuart S. Parker (55) Board Member & President Portfolios Overseen: 90	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 90	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010
Grace C. Torres* (58) Board Member Portfolios Overseen: 89	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

Prudential Floating Rate Income Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014
Dino Capasso (43) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Deborah A. Docs (60) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2004

Visit our website at pgiminvestments.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005
Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005
Andrew R. French (55) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017
M. Sadiq Peshimam (54) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since February 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential Floating Rate Income Fund

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at pgiminvestments.com

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Floating Rate Income Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL FLOATING RATE INCOME FUND

SHARE CLASS	A	C	Z	Q
NASDAQ	FRFAX	FRFCX	FRFZX	PFRIX
CUSIP	74439V602	74439V701	74439V800	74439V883

MF211E

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended February 28, 2018 and February 28, 2017, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $96,484 and $100,528, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended February 28, 2018 and February 28, 2017: none.

(c) Tax Fees

For the fiscal years ended February 28, 2018 and February 28, 2017: none.

(d) All Other Fees

For the fiscal years ended February 28, 2018 and February 28, 2017: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

On

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)

➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit

Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended February 28, 2018 and February 28, 2017: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended February 28, 2018 and February 28, 2017 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 14

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	April 18, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	April 18, 2018

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	April 18, 2018